                                                                   Exhibit 10-bb


                                      LEASE



          THIS LEASE, dated as of December 18, 1992, is made by and between GREENVILLE DALLAS DELAWARE, INC., a Delaware corporation ("Landlord"), and ADC TELECOMMUNICATIONS, INC.,a Minnesota corporation, and FIBERMUX CORPORATION, a California corporation (collectively, "Tenant"), upon the following terms and conditions.

          1.   LEASE OF PREMISES AND DEFINITIONS.

          (a) Landlord hereby leases to Tenant, and Tenant hereby leases from Landlord, on an as-is basis except as herein otherwise specifically provided, that certain building commonly known as 21415 Plummer Street, Los Angeles, California depicted on the attached EXHIBIT A (hereinafter referred to as the "Premises" and sometimes as the "Building"), subject, however, to, and together with, the easements, restrictions and other matters of record and access which is disclosed by inspection.

          (b) The term "Property" shall mean that certain real property, of which the Premises is a part, legally described on the attached Exhibit B, on which Property are located the Building and the building commonly known as 21605 Plummer Street ("Rockwell Building").

          (c) The term "Tenant's Proportionate Share" shall mean the percentage from time to time obtained by dividing the rentable area of the Premises (including any space added to the Premises as provided in this Lease) by the sum of the rentable area of the Building and the rentable area of the Rockwell Building. Such rentable areas shall be initially measured, not later than the Commencement Date, by Tenant's space planner, at Tenant's expense, in accordance with the National Standard Method for Measuring Floor Area in Office Buildings, ANSI Z65.1-1980 ("BOMA Standard"), which space planner shall submit such measurements to Landlord for Landlord's approval (which approval shall be given or withheld in writing, shall not be unreasonably withheld and shall be deemed to be not given if not given or withheld in writing within 10 days after a written request for such approval has been received by Landlord from Tenant).
If the rentable area of the Building, as so measured and approved, is within 1% of 97,104 square feet, then the rentable area of the Building shall, for purposes of this Lease, be deemed to be 97,104 square feet. If the rentable area of the Rockwell Building, as so measured and approved, is within 1% of 130,572 square feet, then the rentable area of the Rockwell Building shall, for purposes of this Lease, be deemed to be 130,572 square feet. If the Building and/or the Rockwell Building is/are subsequently altered so as to affect its/their rentable area(s), Landlord shall, at Landlord's expense, cause the altered building(s) to be remeasured by a qualified party in accordance with the BOMA Standard, which remeasurements shall be submitted top Tenant for Tenant's approval (which approval shall be given or withheld in writing, shall not be unreasonably withheld and shall be deemed to be not given if not given or withheld in writing within 10 days after a written request for such approval has been received by Tenant from Landlord). If the rentable area of the Building or of the Rockwell Building, as so remeasured and approved, is within 1% of the actual or deemed rentable area of the Building or Rockwell Building applicable under this Lease immediately prior to the alteration(s), then the rentable area of the Building or of the Rockwell Building shall, for the purposes of this Lease, be deemed to be the actual or deemed rentable area of the Building or of the Rockwell Building applicable under this Lease immediately prior to the alteration(s). If less than all of the Rockwell Building is added to the Premises pursuant to this Lease, Landlord shall, at Landlord's expense, cause the added space to be measured by a qualified party in accordance with the BOMA Standard, which measurement shall be submitted to Tenant for Tenant's approval (which approval shall be given or withheld in writing, shall not be unreasonably withheld and shall be deemed to be not given if not given or withheld in writing within 10 days after a written request for such approval has been received by Tenant from Landlord). The parties to this Lease shall execute an amendment to this Lease establishing Tenant's Proportionate Share and the rentable areas of the Premises, the Building and/or the Rockwell Building, if necessary, at the time of the initial measurement and each subsequent measurement.

          (d) "Appraisal" shall mean an appraisal of Market Rent (as defined in this Lease below) conducted in accordance with the procedures set forth in attached Exhibit D.

          (e) "Market Rent" shall mean the annual Base Rent (expressed as an amount per square foot of rentable area) that the Landlord would receive as of the commencement date of the term in question if it were to lease the space in question pursuant to the terms of this Lease (except to the extent that this Lease is inconsistent with the assumptions and requirements set forth below) to a tenant with a credit standing comparable to that of Tenant; with parking rights as provided in this Lease; for a term equal to the period in question; with a commencement date of the date in question; and in an "as is" condition, except to the extent that Landlord is required under this Lease to make improvements. In determining the "Market Rent", current conditions in the marketplace for comparable transactions shall be considered, including without limitation, tenant inducements, if and to the extent then a part of market conditions, such as, but not limited to, buildout allowances or work, free rent, financial inducements and credits for moving expenses. For purposes of determining Market Rent it shall be assumed that Landlord and Tenant are each ready, willing and able to enter into such a lease but are under no compulsion to do so.

          (f) The term "Consumer Price Index" shall mean the Consumer Price Index issued by the U.S. Department of Labor, Bureau of Labor
Statistics for Urban Wage Earners and Clerical Workers, U.S. City Average (1982-1984=100), or its successor index

          2. TERM. The initial term of this Lease shall commence on the Commencement Date (defined below) and shall end on the last day of the 72nd month thereafter.

          Landlord agrees to use its best efforts (including appropriate legal proceedings, if reasonably required) to enforce that certain Agreement dated December 1, 1992, between Landlord and Symbolics, Inc. and that certain letter agreement dated November 6, 1992, among Landlord, Rockwell International Corporation ("Rockwell") and Symbolics, Inc., copies of which have been provided to Tenant. The Commencement Date shall be the earlier of the date that Tenant commences business operations in the Premises or the date 180 days following the date of this Lease, unless Rockwell's vacation of the Premises is delayed beyond February 28, 1993, in which case the Commencement Date shall be extended by the number of days (not to exceed 30 days) of such delay. If such delay exceeds 30 days, Tenant shall have the option to (a) terminate this Lease or (b) continue with the extension of the Commencement Date for such period (not to exceed 30 days) as Tenant shall determine, such option to be exercised by Tenant by written notice given to Landlord within 10 days after the expiration of the initial 30-day period of delay referred to above. Tenant shall have full occupancy of the Premises immediately following Rockwell's vacation of the Premises until the Commencement Date in order to construct the Tenant Improvements and move into the Building. Such occupancy shall be subject to each and every provision of this Lease except that Tenant shall not be obligated to pay any Base Rent or Impositions applicable to the period prior to the Commencement Date. Upon determination of the Commencement Date, Landlord and Tenant will execute an agreement confirming the Commencement Date.

          3. RENT. Tenant shall pay to Landlord, in advance, on the Commencement Date and on the 1st day of each calendar month thereafter during the initial term of this Lease, the following net monthly rental ("Base Rent"), over and above the other and additional payments to be made by Tenant as hereinafter provided, as follows:


                                          Base Rent to
       Months                           be paid per month
- ----------------------                  -----------------
1st month                               $77,000.00
2nd through 5th month                   $        0
6th through 9th month                   $38,500.00
10th through 36th month                 $77,000.00
37th through 72nd month                 $77,000.00, subject to the following
                                                    increase.

; provided, however, that the Base Rent payable for the first month shall be reduced by $2,531.50 for each day that Tenant's commencement of business operations in the Premises is later than the date 150 days after the date of this Lease (but such reduction shall in no event exceed $77,000). Commencing with the first day of the 37th month of the initial term hereof, the Base Rent shall be increased based upon the percentage increase in the Consumer Price Index, as such Index for the 36th month of the initial term hereof bears to such Index for the month preceding the first full month of the initial term; provided, however, that in no event shall the monthly Base Rent commencing on the 37th month of the initial term be more than $88,550.00 or less than $83,930.00.

          Notwithstanding the foregoing, if the rentable area of the Premises is deemed, pursuant to paragraph 1(c) of this Lease, to be an amount other than 97,104 square feet, then Tenant shall pay to Landlord, in advance, on the Commencement Date and on the 1st day of each month thereafter during the initial term of this Lease, the following Base Rental, rather than the Base Rental set forth in the immediately preceding grammatical paragraph:


                                          Base Rent to
       Months                           be paid per month
- ----------------------                  -----------------
1st month                               $.793  per rentable square foot
2nd through 5th month                   $   0
6th through 9th month                   $.3965 per rentable square foot
10th through 36th month                 $.793  per rentable square foot
37th through 72nd month                 $.793  per rentable square foot, subject
                                               to the following increase.

; provided, however, that the Base Rent payable for the first month shall be reduced by $.02607 per rentable square foot for each day that Tenant's commencement of business operations in the Premises is later than the date 150 days after the date of this Lease (but such reduction shall in no event exceed $.793 per rentable square foot for one month). In such case, commencing with the first day of the 37th month of the initial term hereof, the Base Rent shall be increased based upon the percentage increase in the Consumer Price Index, as such Index for the 36th month of the initial term hereof bears to such Index for the month preceding the first full month of the initial term; provided, however, that in no event shall the monthly Base Rent commencing on the 37th month of the initial term be more than $.9120 per rentable square foot or less than $.8644 per rentable square foot.

          The foregoing Base Rent schedules refer to calendar months beginning with the first full calendar month of the initial term of this Lease. Accordingly, if the Commencement Date is other than the first day of a calendar month, the Base Rent for the partial month preceding the first full calendar month of the initial term of this Lease, which is payable on the Commencement Date, shall be determinated on a prorated basis, using for such determination the monthly Base Rent stated above with respect to the 10th calendar month.

          The term "rent" as used in this Lease shall refer collectively to the Base Rent and to all additional rent, charges and other sums payable hereunder. Tenant hereby acknowledges that late payment by Tenant to Landlord of rent and other sums due hereunder after the expiration of any applicable grace period will cause Landlord to incur costs not contemplated by this Lease, the exact amount of which will be difficult to ascertain. Such costs include, but are not limited to, processing and accounting charges, and late charges which may be imposed on Landlord by the terms of any trust deed covering the Premises. ACCORDINGLY, IF ANY INSTALLMENT OF RENT OR ANY OTHER SUMS DUE FROM TENANT SHALL NOT BE RECEIVED BY LANDLORD WHEN DUE OR IF A GRACE PERIOD IS APPLICABLE, PRIOR TO THE EXPIRATION OF THE GRACE PERIOD, TENANT SHALL PAY TO LANDLORD A LATE CHARGE EQUAL TO 5% OF SUCH OVERDUE AMOUNT. THE PARTIES HEREBY AGREE THAT SUCH LATE CHARGE REPRESENTS A FAIR AND REASONABLE ESTIMATE OF THE COSTS LANDLORD WILL INCUR BY REASON OF LATE PAYMENT BY TENANT BASED UPON THE CIRCUMSTANCES EXISTING AS OF THE DATE OF THIS LEASE. [INITIALS OF THE PARTIES AS TO THE TWO SENTENCES SHOWN IN BOLD: _______________________]

          4. PARKING. Tenant shall have the right to use 215 parking spaces on the Property in the Fibermux Area shown on the attached EXHIBIT A ("Fibermux Area"). Landlord, using reasonable efforts, shall also attempt to obtain parking for an additional 173 vehicles (the "Additional Parking Spaces"). Any Additional Parking Spaces not provided within the Fibermux Area shall be provided first (a) in the Rockwell Area shown on the attached EXHIBIT A ("Rockwell Area"), and (b) then at 21540 Plummer Street (across the street from the Premises). All Additional Parking Spaces to be provided by Landlord shall meet applicable governmental requirements and shall be approximately the same size as the existing spaces in the Fibermux and Rockwell Areas shown on the attached EXHIBIT A. All parking spaces to be provided by Landlord in the Fibermux Area and the other areas shall be identified and controlled in a manner reasonably acceptable to Landlord and Tenant. Such parking spaces shall also be non-tandem and shall be on the basis of the existing stall striping; provided, however, that Tenant may, in its sole discretion, elect to permit Landlord to provide some or all of the Additional Parking Spaces on a tandem basis; and provided further, however, that Tenant may restripe the delivery area of the Premises and/or the parking spaces on any parking area provided by Landlord for Tenant's use, at Tenant's sole expense, and in such event the number of additional parking spaces yielded by such areas after such restriping by Tenant shall be deemed to be "Additional Parking Spaces" for purposes of this Lease.

          For each month after the Commencement Date and continuing through the initial term of this Lease, so long as 173 Additional Parking Spaces are not so provided, Landlord shall pay to Tenant on the first day of each such month a sum equal to $45.00 times the number of such Additional Parking Spaces not so provided for that month; provided, however, that for the first seven months following the Commencement Date, the sum due from Landlord for each such Additional Parking Space not provided shall only be $22.50; and provided further, however, that, if Tenant adds Additional Parking Spaces as a result of its restriping of the Fibermux Area as provided above, Landlord shall have no obligation to make such payments with respect to such added spaces from and after the date that they are added to the Fibermux Area. Tenant shall deduct such amounts due for each month of the initial Lease term from the monthly rental payment for such month; provided, however, that, as to the 1st through 5th full calendar months following the Commencement Date, the sums due from Landlord shall be deducted by Tenant from the payment of Base Rent due for the 6th full calendar month following the Commencement Date (and, if necessary, the Base Rent payments due in subsequent months) under this Lease.

          From and after the date Tenant has more than 215 parking spaces on the Property (except to the extent that such excess parking spaces are leased to Tenant as a result of Tenant's exercise of the Expansion Option), such payments of $45.00 per month or $22.50 per month, as the case may be, shall cease with respect to each such space in excess of 215 spaces. For each Additional Parking Space provided by Landlord in the locations described in subparagraphs (a) and
(b) above after the date of this Lease, the amount otherwise payable by Landlord hereunder shall be reduced by $30.00 per month for each such Additional Parking Space so provided.

          Tenant may enter into a lease or leases for parking at other than the sites described in subparagraphs (a) and (b) above for: those Additional Parking Spaces which Landlord does not commit by a written notice delivered to Tenant by February 1, 1993 to provide to Tenant as of the Commencement Date; or any Additional Parking Spaces that are provided by Landlord at any time during the initial term of this Lease and are thereafter, during such initial term, terminated by any landlord(s) thereof. Landlord shall provide at least 75 days' prior written notice to Tenant if Landlord will be providing Additional Parking Spaces after the

Commencement Date. Landlord shall provide at least 75 days' prior written notice to Tenant if Landlord will cease to provide any Additional Parking Spaces, in which case Tenant shall be entitled to enter into parking leases to replace such Additional Parking, as provided above. Notwithstanding the foregoing, notices from Landlord to Tenant of either the provision or cessation of Additional Parking Spaces which result from the elimination of any parking permitted by the City of Los Angeles upon its easement area shall be the 75 days notice specified above or the number of days of notice of elimination of parking Landlord receives from the City of Los Angeles, whichever is less. Within ten
(10) days after entering into any parking lease, Tenant shall provide a copy thereof to Landlord. If Landlord thereafter provides to Tenant the Additional Parking Spaces required on either of the sites described in subparagraphs (a) or
(b) above, and Tenant consequently cancels its parking lease(s), Landlord shall, at Landlord's election made by written notice to Tenant at the time such Additional Parking Spaces are delivered to Tenant, either reimburse Tenant for the lease cancellation charge for each such canceled parking space or pay Tenant $15 per month for the remainder of the initial term of this Lease for each parking space as to which Landlord has elected not to pay the such cancellation charge. Such reimbursement by Landlord to Tenant for lease cancellation charges shall include Tenant's unamortized costs of improving such parking site, based on a six-year amortization period.

          Notwithstanding the foregoing provisions of this paragraph 4, if Rockwell ceases to lease all or any portion of the Rockwell Building, then the following shall apply:

          (1) If Rockwell at any time no longer leases any space in the Rockwell Building, then a portion of the parking spaces in the Rockwell Area will be added, at no cost to Tenant, to the parking spaces already available to Tenant, which portion shall be determined by adding together the parking spaces then in the Rockwell Area and the Fibermux Area, dividing such sum by the total rentable square footage of the Rockwell Building and of the Building, multiplying such dividend (the "Dividend") by the rentable area of the Building and subtracting the number of parking spaces in the Fibermux Area from the result. The resulting figure will be rounded to the nearest whole number. If Tenant has then exercised or subsequently exercises the Expansion Option, then another portion of the parking spaces in the Rockwell Area will be provided to Tenant, at no cost to Tenant, which portion shall be determined by multiplying the Dividend by the rentable area of the Expansion Space, the resulting figure to be rounded to the nearest whole number.

          (2) If Rockwell continues to lease a part of the Rockwell Building, then a portion of the parking spaces in the Rockwell Area will be added, at no cost to Tenant, to the parking spaces available to Tenant in the Fibermux Area, which portion shall be determined as follows:

               [total parking spaces in the Rockwell Area] - [(total parking spaces in the Rockwell Area) x (rentable area of the portion of Rockwell Building being leased by Rockwell) divided by rentable area of Rockwell Building] - [(total parking spaces on the Property) x (rentable area of the portion of the Rockwell Building that is not being leased by Rockwell) divided by (total rentable area of the Building and the Rockwell Building)], rounded to the nearest whole number

                    PLUS, IF TENANT HAS THEN EXERCISED OR
               SUBSEQUENTLY EXERCISES THE EXPANSION OPTION:

               [total parking spaces on the Property x (rentable area of the Expansion Space) divided by (total rentable area of the Building and the Rockwell Building)], rounded to the nearest whole number

If Rockwell at any time no longer leases any portion of the Rockwell Building, spaces shall be reallocated as provided in subparagraph (1) above, notwithstanding that parking spaces may have been previously allocated pursuant to subparagraph (2) above. The parking spaces made available to Tenant under subparagraphs (1) and (2) above shall be as close as possible to the space leased by Tenant and served by such parking. Such added parking spaces shall be deemed to be Additional Parking Spaces as follows:

               (A) if Tenant does not elect to lease any Expansion Space pursuant to paragraph 55 of this Lease, then all such added parking spaces shall be deemed to be Additional Parking Spaces; or

               (B) if Tenant elects to lease any Expansion Space pursuant to paragraph 55 of this Lease, then all such added parking spaces shall be deemed to be Additional Parking Spaces, except for the portion of such added parking spaces leased to Tenant with respect to the Expansion Space as provided above.

If any of the approximately 97 parking spaces in the Rockwell Area that are located upon an easement granted by the City of Los Angeles are eliminated because such easement is revoked in whole or in part by the City of Los Angeles, and if such elimination results in a reduction in the number of parking spaces that would otherwise have been provided to Tenant as set forth above, then Landlord shall for the remainder of the initial term of this Lease pay to Tenant, on the first day of each month during which such parking spaces would otherwise have been provided to Tenant as set forth above, a sum equal to $45.00 times the number of parking spaces that would otherwise have been provided to Tenant as set forth above.

          5. FULL NET LEASE. Landlord shall receive the rent free and clear of any and all other impositions, taxes, liens, charges, or expenses of any nature whatsoever in connection with the ownership and operation of the Premises, except as herein expressly provided. In addition to the rent reserved above, Tenant shall pay to the parties respectively entitled thereto all impositions, insurance premiums, operating charges, maintenance charges, construction costs, and any other charges, costs, and expenses that arise or may be contemplated under any provisions of this Lease during the term hereof. It is the intention of the parties that this Lease shall not be terminable for any reason by Tenant, and that Tenant shall in no event be entitled to any set-off against, abatement of, or reduction in rent payable under this Lease, except as herein otherwise expressly provided (including, without limitation, the provisions of paragraph 43 of this Lease).

          6. USE. The Premises shall be used and occupied only for the businesses of testing, assembly, fabrication, warehousing and/or shipping of electronic components, circuit boards and/or cabinets, and for sales and/or general office uses related to such types of businesses and for other uses incidental to the foregoing and for no other use or purpose.

          7. QUIET ENJOYMENT. Provided Tenant performs its obligations hereunder, Tenant shall lawfully and quietly occupy the Premises during the term of this Lease without hindrance or molestation by Landlord, subject, however, to the matters herein set forth; provided, however, that, if Tenant is dispossessed of all or part of the Premises by any party who or which does not claim such possession through Tenant, Tenant shall be entitled to an equitable abatement of Base Rent, Impositions, Insurance Costs and other charges under this Lease from the date of Tenant's dispossession until Tenant's possession is restored and, if Tenant's possession is not restored within 60 days after Tenant was dispossessed, Tenant may terminate this lease by written notice given to Landlord within ten (10) days after the expiration of such 60-day period and before Tenant's possession is restored.

          8. PAYMENT OF IMPOSITIONS. Tenant covenants and agrees to pay to Landlord Tenant's Proportionate Share (as defined in paragraph 1(c) of this Lease) of all "Impositions" upon or with respect to the Property. As used herein, the term "Impositions" shall include any form of real estate tax, assessment, license fee, commercial rental tax, improvement bond or bonds, levy, or other tax, general and special, ordinary and extraordinary, foreseen as well as unforeseen, of any kind or nature whatsoever, imposed by any authority having the power to tax (including any city, state, or federal government, or any school, agricultural, sanitary, water, fire, street, drainage, or other improvement district thereof ) against any legal or equitable interest of Landlord in the Premises or in the Property, against Landlord's right to rent or other income therefrom, and against Landlord's business of leasing the Premises or the Property; provided, however, that "Impositions" shall not include inheritance, personal or corporate income, or estate taxes. The term

"Impositions" shall also include any tax, fee, levy, assessments, or charge: (a) in substitution of, partially or totally, any of the above-listed Impositions, or (b) that is imposed by reason of this transaction, any modifications or changes hereto, or any transfers hereof. Except as otherwise provided in this Lease, all such payments shall be made at least fifteen (15) days prior to the delinquency date. Tenant shall have the right to contest Impositions if there are reasonable grounds to do so or, if Tenant may not legally do so, to cause Landlord to do so at Tenant's expense.

          9. PERSONAL PROPERTY TAXES. Tenant shall pay prior to delinquency all taxes assessed against and levied upon trade fixtures, furnishings, equipment, and all other personal property of Tenant contained in the Premises or elsewhere.

          10. UTILITIES. Tenant shall pay all utility deposits and fees, and all monthly service charges for heat, water, gas, electricity, sewer service, elevator (if there be any) and cleaning service, telephone service, and any other utilities or services whatsoever furnished to the Premises during the term of this Lease.

          11. PROPERTY INSURANCE. Landlord shall procure and maintain throughout the terms of this Lease all-risk property and liability insurance insuring the Property (including improvements and betterments, boilers and machinery owned by Landlord, but excluding all equipment, trade fixtures, inventory, machinery and other personal property of the Tenant); provided, however, that Tenant shall maintain builder's risk insurance reasonably satisfactory to Landlord effective from the commencement of construction of the Tenant Improvements until the Commencement Date and Landlord's all-risk insurance shall insure the Tenant Improvements from and after the Commencement Date. Landlord's all-risk insurance shall insure the Property against risk of direct physical loss (including loss caused by the perils of earthquake and, if the Property is in an officially designated flood hazardous area, flood). Landlord's insurance shall be in an amount equal to the actual replacement cost of the Property (exclusive of foundations and excavations) without deduction for physical depreciation, without a coinsurance clause and with a deductible not in excess of $50,000. The property insurance carrier shall have an A. M. Best Company rating of A:VII or better. Tenant agrees not to do, or fail to do, anything which will violate the reasonable and customary terms of any such insurance to the extent such terms are set forth in policies, copies of which are delivered to Tenant, or otherwise disclosed to Tenant, increase the cost of such insurance beyond a reasonable level (unless Tenant agrees to pay such increase) or prevent Landlord from procuring policies reasonably satisfactory to Landlord. Within ten days of billing by Landlord, Tenant will reimburse Landlord for Tenant's Proportionate Share of the lesser of (a) all costs of such property insurance carried by Landlord with respect to the Property, and (b) all costs which would have been charged by an identically rated carrier (other than Landlord's carrier) for the same coverage ("Insurance Costs"). Certificates evidencing all such insurance coverages shall be delivered to Tenant by the date of this Lease. Such certificates of insurance will provide for thirty (30) days advance notice to Tenant and Landlord in the event of cancellation or nonrenewal of such insurance.

          12. OTHER INSURANCE. Tenant agrees to maintain in full force and from the Date of this Lease and in effect at all times during the term of this Lease, at no expense to Landlord, for the protection of Tenant and Landlord, as their interest may appear, policies of insurance issued by a responsible carrier or carriers reasonably acceptable to Landlord which afford the following coverages:

               (a)  Worker's Compensation - Statutory limits;

               (b)  Employer's liability - Not less than:

                    Bodily Injury by Accident - $250,000 each accident


                    Bodily Injury by Disease - $250,000 policy limit

                    Bodily Injury by Disease - $250,000 each employee; and

               (c) Commercial General Liability Insurance on a coverage form at least as broad as the most recent edition of Commercial General Liability Coverage Form (CG0001) published by the Insurance Services Office, Inc. naming the Landlord as Additional Insured using an endorsement form at least as broad as the most recent edition of Additional Insured-Managers or Lessors of Premises Endorsement Form (CG2011) as published by the Insurance Services Office, Inc. The limits of such insurance shall be no less than:


                    Each Occurrence Limit                   $2,000,000
                    General Aggregate Limit                 $2,000,000
                    Products/Completed Operations
                        Aggregate Limit                     $2,000,000
                    Personal Injury and Advertising
                        Injury Limit                        $1,000,000
                    Fire Damage (Any One Fire)                 $50,000
                    Medical Expense (Any One Person)            $5,000


Such Commercial General Liability Insurance shall cover Bodily Injury, Personal Injury and Property Damage Liability occasioned by or arising out of or in connection with the use, operation and occupancy of the Premises. Such Commercial General Liability Insurance policy must cover events that occur during the policy period regardless of when the claim is made. Such insurance shall be primary insurance to any other insurance that may be available to Landlord. Any other insurance available to Landlord shall be non-contributing with and excess to this insurance.

          Certificates evidencing all such insurance coverages shall be delivered to Landlord by the date of this Lease. Such certificates of insurance will provide for thirty (30) days advance notice to Tenant and Landlord in the event of cancellation or nonrenewal of such insurance.

          13. LOSS PAYABLE REQUIREMENTS. All policies of insurance required hereunder shall provide that the proceeds thereof shall be payable to Tenant and Landlord, as their respective interests may appear, and, if Landlord so elects, the policies referenced in paragraph 11 may be payable also to the holder of any mortgage or deed of trust on the Premises as the interest of such holder may appear, pursuant to a standard mortgagee clause or a loss payable clause.

          14. WAIVER OF CLAIMS. Each party to this Lease hereby releases the other from any and all claims, and waives its entire right of recovery against the other, for loss or damage arising out of or incident to the perils insured against under the policies specified in paragraphs 11 and 12 above to the extent such loss or damage is insured against under such policies, whether due to the negligence of such parties or the agents, employees, contractors, or invitees of either of them. Tenant also waives all claims against Landlord with respect to Tenant's personal property in the Premises.

          15. LANDLORD'S RIGHT TO PERFORM TENANT'S COVENANTS. Tenant agrees that, if Tenant shall at any time fail to make any payment or perform any other act to be made or performed by it under this Lease, Landlord may, but shall not be obligated to, make such payment or perform such other act to the extent Landlord may deem desirable, with full rights of offset, and without waiving or releasing Tenant from any obligation under this Lease. All sums so paid by Landlord and all expenses paid in connection therewith, including without limitation attorneys' fees, together with interest thereon at the Default Interest Rate (defined in the paragraph of this Lease entitled "Miscellaneous") from the date of such payment, shall be paid by Tenant to Landlord on demand.

          16. MAINTENANCE AND REPAIR. Except as otherwise set forth in this Lease, Tenant shall, at Tenant's sole cost and expense, keep the entire Premises (and every part thereof, including, without limitation, the roof membrane) secure, clean and in good order, condition, and repair, and shall make promptly all necessary repairs, interior and exterior, ordinary as well as extraordinary, foreseen as well as unforeseen, casualty and condemnation excepted; provided, however, that Landlord shall be responsible for maintaining and repairing the foundation, the structure of the exterior walls and of the roof and the other structural members of the Building in accordance with prudent property management standards, unless the need for such maintenance and repair results from Tenant's failure to satisfy its maintenance and repair obligations with respect to the remainder of the Premises or (subject to the provisions of paragraphs 11 and 14 of this Lease) the negligence or intentional acts of Tenant, its employees, agents, contractors or invitees. Tenant shall also, at Tenant's sole cost and expense, keep the entire Fibermux Area and any portions of the Rockwell Area provided by Landlord to Tenant for parking pursuant to paragraph 4 of this Lease or any other provision of this Lease (including, but not limited to, all paving, striping, landscaping and attendant driveways, entrances, walkways, curbs, gutters, drains and the like) clean and in good order, condition and repair, and shall make promptly all necessary repairs, ordinary as well as extraordinary, foreseen as well as unforeseen. When used in this paragraph, the term "repair(s)" shall include alterations, replacements, and renewals. All repairs shall be equal in quality and class to the original work. Landlord shall have no obligation, in any manner whatsoever, to repair or maintain the Premises, except as specifically otherwise provided in this Lease. Landlord may, at its option, perform Tenant's repair obligations under this Lease at Tenant's expense if Tenant does not do so within the applicable cure period provided for in this Lease.

          17. SURRENDER OF PREMISES. Upon expiration or any sooner termination of this Lease, Tenant shall surrender to Landlord the entire Premises, together with all Alterations (as defined in paragraph 25 of this Lease), in the same condition as when received or installed (unless such Alterations are to be removed pursuant to paragraph 24 of this Lease), ordinary wear and tear and casualty and condemnation excepted, and clean and free of debris and free of any liens created or suffered to be created by Tenant and (b) Tenant shall properly remove from the Premises all Hazardous Materials for which it has responsibility under this Lease. Tenant may, and upon Landlord's request shall, remove any Trade Fixtures or personal property belonging to Tenant, provided that Tenant shall perform prior to expiration of the term of this Lease all restoration made necessary by such removal. Landlord may, at Tenant's expense, retain or dispose of in any manner any Trade Fixtures or personal property of Tenant that Tenant does not remove from the Premises upon expiration or termination of the term of this Lease, in which case title thereto shall vest in Landlord. The term "Trade Fixtures" as used herein shall mean all fixtures, equipment, and personal property owned by Tenant and used in connection with the operation of any business on the Premises, whether or not affixed to the Premises.

          18. SERVICE CONTRACTS. Tenant shall, at Tenant's sole cost and expense, either (a) enter into a regularly scheduled preventive maintenance/service contract with a maintenance contractor for servicing all hot water, heating, and air conditioning systems, elevators (if there be any) and building equipment within the Premises or (b) provide similar services through the use of its own qualified employees. The maintenance contractor and the contract, or the employees of Tenant, as the case may be, shall be subject to the approval of Landlord (which approval shall be given or withheld in writing, shall not be unreasonably withheld and shall be deemed to be not given if not given or withheld in writing within 10 days after a written request for such approval has been received by Landlord from Tenant). The contract or employee-provided services shall include all services suggested by the equipment manufacturers and shall become effective, and a copy thereof shall be delivered to Landlord, within thirty (30) days of the date Tenant takes possession of the Premises. Landlord shall deliver to Tenant the service manuals for the items to be serviced as provided in this paragraph and shall deliver and assign to Tenant all warranties covering such items.

          19. WASTE. Tenant shall not do or suffer any waste or damage, disfigurement, or injury to the Premises or permit or suffer any overloading of the floors of the Premises.

          20. ADA. During the construction of the Tenant Improvements specified in paragraph 53 of this Lease, Tenant shall also alter and renovate the Premises to meet the standards established under the provisions of the Americans With Disabilities Act ("ADA"), and, for such alterations and additions, Landlord will pay Tenant the sum of $38,000.00 ("ADA Payment"), regardless of the actual cost of such alterations and renovations. During the full term of this Lease, Tenant shall also promptly, at its expense (except for the ADA Payment), comply with the requirements of the ADA applicable to the Premises, to the construction of the Tenant Improvements, to all other alterations of the Premises by Tenant and to Tenant's use of the Premises.

          21. WAIVER OF REPAIR AND DEDUCT. Tenant hereby waives any and all rights it may have to make repairs at Landlord's expense or in lieu thereof to vacate the Premises as provided in California Civil Code Section 1942 or any other law, statute, or ordinance now or hereafter in effect; provided, however, that such waiver does not constitute a waiver of any of Tenant's specific self-help or setoff rights expressly set forth in this Lease.

          22. COMPLIANCE WITH LAWS. Tenant shall, at Tenant's sole cost and expense, comply promptly with all laws, ordinances, orders, regulations, and requirements of all federal, state, and local governmental agencies, and with the reasonable recommendations of any insurer under any policies required under this Lease, that may be applicable to the Premises or the use thereof; provided, however, that: (a) Tenant shall not be obligated to make any repairs, alterations or improvements to the Premises that are required by governmental authorities pursuant to requirements that were in effect on the date of this Lease to the extent that the Building was not in compliance with such requirements on the date of this Lease, except for ADA requirements; and (b) Tenant shall not be responsible for any matters for which Landlord is responsible under paragraph 23 of this Lease. Landlord shall be responsible for the costs of compliance described in subparagraphs (a) and (b) of this paragraph
22. Tenant shall be obligated to make any repairs, alterations or improvements to the Premises that are required by governmental authorities to comply with requirements enacted after the day of this Lease; provided, however, that, with respect to such requirements that apply generally to buildings similar to the Building, (1) Tenant will be obligated to cause such compliance to occur and to pay the cost of such compliance only to the extent such the cost of such compliance is equal to or less than $25,000 in any calendar year and (2) Landlord will be obligated to cause such compliance to occur and to pay the cost of such compliance only to the extent that the cost of such compliance is in excess of $25,000 per calendar year. If Landlord pays any cost under subparagraph (2) of this paragraph 22, then monthly Base Rent shall be increased thereafter by an amount equal to the monthly amortization of such cost paid by Landlord, determined using an interest rate equal to the Reference Rate and a period equal to the manufacturer's estimated useful life of the improvement, alteration and/or replacement to which such cost relates.

          23. HAZARDOUS MATERIALS. Tenant agrees not to cause or permit the presence, use, generation, release, discharge, storage, disposal, or transportation of any Hazardous Materials (as defined below) on, under, in, above, to, or from the Property other than presence, use, storage and transportation which is both (a) required for and solely incidental to Tenant's principal use and operation of the Premises, and (b) in strict compliance with all applicable federal, state, and local laws, regulations, and orders (such obligations of Tenant being referred to below as "Tenant's Environmental Obligations"). For the purposes of this Lease the term "Hazardous Materials" shall refer to any substances, materials, and wastes that are or become regulated as hazardous or toxic substances under any applicable local, state, or federal law, regulation, or order ("Environmental Laws"). Tenant shall indemnify, defend, and hold Landlord harmless from and reimburse Landlord for any breach of Tenant's Environmental Obligations and all of the following which may result from such a breach: (1) any loss, cost, expense, claim, or liability arising out of any investigation, reporting, monitoring, clean-up, containment, removal, storage, or restoration work required by any applicable federal, state, or local law, governmental agency, or political subdivision or prudent standards of real estate ownership and management; and (2) any claims of third parties for loss, injury, expense, or damage arising out of the presence, release, or discharge of any Hazardous Materials on, under, in, above, to, or from the Premises during the term of this Lease.

          Landlord shall indemnify, defend, and hold Tenant harmless from and reimburse Tenant as to the presence, use, generation, release, discharge, storage, disposal, or transportation of any Hazardous Materials on, under, in, above, to, or from the Property prior to the Commencement Date, other than as a result of the breach of Tenant's Environmental Obligations, and all of the following which may result therefrom: (A) any loss, cost, expense, claim, or liability arising out of any investigation, reporting, monitoring, clean-up, containment, removal, storage, or restoration work required by any applicable federal, state, or local law (which requirements Landlord agrees to satisfy at its sole expense), governmental agency, or political subdivision or prudent standards of real estate ownership and management; and (B) any claims of third parties for loss, injury, expense, or damage arising out of such presence, release, or discharge of any Hazardous Materials on, under, in, above, to, or from the Premises ("Landlord's Environmental Indemnity"). Landlord will deliver to Tenant, not later than the date required by paragraph 59 of this Lease, an irrevocable Standby Letter of Credit ("Letter of Credit") in the initial amount of $2,000,000, issued to Tenant (but not its assigns) by The Development Bank of Singapore Ltd. (New York Agency), or another bank of Landlord's selection which is reasonably satisfactory to Tenant, as security for the performance of Landlord's Environmental Indemnity. Such Letter of Credit shall be in substantially the form attached to this Lease as EXHIBIT E.

          If Landlord defaults at any time during the initial term in the performance of Landlord's Environmental Indemnity and such default continues uncured for 30 days after written notice to Landlord, Tenant may draw upon the Letter of Credit for the full amount paid by Tenant to cure a breach of Landlord's Environmental Indemnity. Landlord will, at Landlord's expense, keep the Letter of Credit in effect in the initial amount, less such draws, until the 31st day after the end of the initial term of this Lease (or, if Hazardous Materials as to which Landlord has indemnified the Tenant pursuant to this Lease are present or have been used, generated, released, discharged, stored, disposed of or transported on, in, above, to or from the Property during the initial term of this Lease, then until such later date as (i) all governmental agencies having jurisdiction under Environmental Laws make final determinations that all of the proper actions have been taken or that no actions are required with respect to such Hazardous Materials and such determinations have been delivered to Tenant or (ii) a court having jurisdiction over such matters determines that Landlord has no indemnification responsibilities to Tenant regarding such Hazardous Materials under the terms of this Lease and all appeals or the time periods therefor have been exhausted with no change in such determination); provided, however, that Tenant may waive such requirement at any time by express written notice.

          Tenant will have the right to draw on the Letter of Credit for the then full amount of the Letter of Credit if Landlord fails to renew the Letter of Credit in an amount equal to the original amount thereof, less any amounts drawn by Tenant to date, and for a period equal to the shorter of (x) 1 year or more or (y) the remaining portion of the period with respect to which Landlord is required to maintain the Letter of Credit, if such period can be determined with certainty, and accomplish such renewal and deliver the renewed Letter of Credit to Tenant at least 15 days before any expiration date, time being of the essence. If Tenant draws upon the Letter of Credit because Landlord has failed to renew the Letter of Credit as required above, Tenant shall hold the proceeds of such draw in a separate interest-bearing account (in Tenant's name) of Tenant's choosing. The proceeds and interest in such account shall be paid to Tenant or Landlord as follows:

          (AA) to Landlord, upon receipt by Tenant of a renewed Letter of Credit conforming to the requirements of this Lease;

          (BB) to Tenant, if and to the extent that Tenant would have been entitled to draw upon the Letter of Credit if it had been renewed; and/or

          (CC) to Landlord, if and when Landlord is no longer required to provide the Letter of Credit under the terms of this Lease.

          Tenant agrees that, upon termination of Landlord's obligation to provide the Letter of Credit, Tenant will surrender the Letter of Credit to Landlord and will execute all such certificates as Landlord reasonably requests in connection with the termination of the Letter of Credit.

          Landlord represents and warrants to Tenant that Landlord has no knowledge of the presence of any Hazardous Materials on, in, or under the Property in violation of an Environmental Law or of the escape, seepage, leakage, spillage, discharge, deposit, disposal, emission or release of any Hazardous Materials on, in, under or from the Premises in violation of an Environmental Law, except if set forth in (a) that certain Environmental Assessment for 21605 Plummer Street, Chatsworth (Symbolic II), prepared by Rockwell, or (b) that certain draft soil and groundwater assessment report for 21415 and 21605 Plummer Street, Chatsworth, California, dated November 23, 1992, prepared by Groundwater Technology, or (c) that certain letter prepared by Clayton Environmental Consultants dated November 10, 1992 (collectively, the "Environmental Assessments"). Tenant represents and warrants to Landlord that Tenant has no knowledge of the presence of any Hazardous Materials on, in, or under the Property in violation of an Environmental Law or of the escape, seepage, leakage, spillage, discharge, deposit, disposal, emission or release of any Hazardous Materials on, in, under or from the Premises in violation of an Environmental Law, except if set forth in the Environmental Assessments.

          Tenant agrees to provide to Landlord, within 10 days of receipt, a copy of any notice regarding violation of any Environmental Law on or about the Premises arising out of Tenant's operations on the Premises, a copy of any report required by an Environmental Law regarding violation of the Environmental Law on or about the Premises arising out of Tenant's operations on the Premises and a copy of any notice of the emission or release of Hazardous Materials in violation of an Environmental Law or arising out of Tenant's operations on the Premises. Each Party agrees to provide to the other, within 10 days of receipt, a copy of all test reports and correspondence associated with the investigation, monitoring and remediation of soil and groundwater on, in or under the Property and a copy of any notice regarding the presence of any Hazardous Materials on, in, or under the Property or the escape, seepage, leakage, spillage, discharge, deposit, disposal, emission or release of any Hazardous Materials on, in, under or from the Property in violation of any Environmental Law.

          If (aa) there is any Hazardous Material on, in, or under the Premises in violation of an Environmental Law (other than those arising out of a breach of Tenant's Environmental Obligations) and (bb) as a result thereof, there is, in the reasonable opinion of Tenant, a danger of harm to the employees or invitees of Tenant, and a governmental agency having jurisdiction orders Tenant to vacate the Premises or any affected portion of the Premises and Tenant does so, then all Base Rent, Impositions, Insurance Costs and other amounts due under this Lease will abate from the date of such vacation, in proportion to the space vacated, until the governmental agency which ordered the vacation rescinds or
terminates its order.   If such governmental order is not rescinded or
terminated within ninety (90) days after such vacation of all or part of the Premises by Tenant, either Landlord or Tenant may, within 30 days after the expiration of such 90 day period, terminate this Lease by written notice to the other party.

          Tenant shall have the right during the term of this Lease to conduct such environmental testing and monitoring of the Premises as Tenant deems appropriate, including the installation of ground water monitoring wells and/or such other testing and monitoring as might be included in a Phase II environmental assessment. Such testing and monitoring shall be conducted in accordance with applicable laws and regulations and only after not less than thirty (30) days prior written notice to Landlord.

          The obligations of Landlord and Tenant under this paragraph shall survive the assignment, termination or cancellation of this Lease. The rights of Landlord and Tenant under this paragraph shall be in addition to any other rights and remedies which Landlord or Tenant may have against the Property, each other or any other person under any other document or any Environmental Law.

          24. ALTERATIONS. Except for non-structural alterations costing less than $25,000, Tenant shall not alter the Premises or any part of the Property without the prior written consent of Landlord (which consent shall be given or withheld in writing, shall not be unreasonably withheld and shall be deemed to be not given if not given or withheld in writing within 10 days after a written request for such consent has been received by Landlord from Tenant), which consent may be granted upon the condition that such alterations be removed (and the affected portion of the Premises restored), at Tenant's expense, at the expiration or earlier termination of this Lease. Each written request for such consent shall contain a paragraph to be signed by Landlord indicating whether or not the alteration in question must be removed by Tenant at the expiration or earlier termination of this Lease.

          25.  PROPERTY OF LANDLORD.   Unless otherwise provided in this Lease,
all repairs, improvements, changes, alterations, and building equipment and machinery (other than Trade Fixtures, Tenant's telephone switch and equipment, air compressors and auxiliary air conditioners) made or installed by Tenant (collectively, "Alterations") shall immediately upon completion or installation thereof be and become the property of Landlord without payment therefor by Landlord.

          26. DAMAGE OR DESTRUCTION. Subject to the other provisions of this Lease, if the Premises or any portion thereof becomes damaged or wholly or partially untenantable because of fire, earthquake, act of God, the elements or other casualty, Landlord shall repair such damage with and to the extent of the insurance proceeds made available to Landlord for such purpose. However, if in Landlord's opinion such repairs cannot be made within one hundred eighty (180) days, Landlord shall so notify Tenant in writing within thirty (30) days of the date of such damage. In such event, either Tenant or Landlord may terminate this Lease within thirty (30) days after Landlord's notice. Termination shall be effected by written notice delivered to the other party within said thirty
(30) day period. If this Lease is not so terminated, it shall remain in full force and effect except that an abatement of Base Rent, Impositions, Insurance Costs and other amounts due under this Lease shall be allowed Tenant for such part of the Premises as shall be rendered unusable by Tenant in the conduct of its business during the time such part is so unusable.

          27. WAIVER. Tenant hereby waives California Civil Code Sections 1932, 1933, 1941 and 1942, and the provisions of any other law now or hereafter in effect that would relieve Tenant from any obligation to pay rent under this Lease except to the extent expressly provided in this Lease.

          28. CONDEMNATION. If the Premises or any portion thereof is taken under the power of eminent domain (hereinafter referred to as "Condemnation"), this Lease shall terminate as to the part so taken as of the date the condemning authority takes title or possession, whichever occurs first. If more than 10% of the floor area of the Premises is taken by Condemnation, then at Tenant's option, exercisable only in writing and within ten (10) days after Landlord shall have given Tenant written notice of such taking (or, in the absence of such notice, within ten (10) days after the condemning authority shall have taken possession), and provided that Tenant is not in default under this Lease, Tenant may terminate this Lease as of the date the condemning authority takes possession. If Tenant does not terminate this Lease in accordance with the foregoing, this Lease shall remain in full force and effect as to the portion of the Premises remaining, except that the Basic Rent shall be reduced in the proportion that the floor area of the portions of the Premises taken bears to the total floor area of the Premises.

          29. CONDEMNATION AWARD. In the event any portion of the Premises is taken by Condemnation, Landlord shall be entitled to and shall receive the total award made in such Condemnation, which award Tenant hereby assigns to Landlord, except that Tenant shall be entitled to receive such portion of the award as may be specifically allocated in such proceedings to compensation for Tenant's Trade Fixtures, for improvements paid for by Tenant and not reimbursed out of the Tenant Improvement Allowance and for Tenant's relocation expenses.

          30. RESTORATION. If less than the entire Premises shall be taken by Condemnation, and this Lease is not terminated pursuant to paragraph 28, with the net amount of any award received by Landlord in any proceeding for physical damage to the Premises after deducting all of Landlord's costs and expenses of collection, including without limitation attorneys' fees, Landlord shall promptly restore that portion of the Premises not so taken to a complete architectural unit.

          31. TENANT'S WORK. All work done by Tenant, its agents and contractors, in or about the Premises or the Property (hereinafter called the "Work") shall be done in all cases subject to the following conditions, each of which Tenant covenants to observe and perform:

               (a) No Work involving any structural change and no Work involving any alteration, restoration, or rebuilding costing more than $25,000 shall be undertaken until detailed plans and specifications have first been submitted to and approved in writing by Landlord (which approval shall be given or withheld in writing, shall not be unreasonably withheld and shall be deemed to be not given if not given or withheld in writing within 10 days after a written request for such approval has been received by Landlord from Tenant).

               (b) No Work involving a cost, as reasonably estimated by Tenant, of more than $25,000 shall be undertaken except under the supervision of an architect or engineer approved in writing by Landlord (unless such requirement is waived by Landlord in writing).

               (c) All Work shall be (i) commenced only after Landlord has received 10 days' prior notice of such Work or Landlord has approved such Work and only after all required local and other governmental permits and authorizations have been obtained, (ii) done in a good and workmanlike manner,
(iii) performed in compliance with the building and zoning laws and with all other laws, ordinances, regulations, and requirements of all federal, state, and local governmental agencies, and in accordance with the recommendations of any insurer under any policies required by this Lease, and (iv) completed promptly and free of liens. Approval of any Work by Landlord shall not imply or be construed to indicate compliance with above requirements.

          32. MECHANICS' LIENS. Tenant shall not suffer or permit any mechanics' or other liens (or claims thereof) to be filed against the Premises (or Tenant's leasehold interest therein or hereunder) or the Property by reason of work, labor, services, or materials supplied or claimed to have been supplied to Tenant or anyone holding the Premises or any part thereof through or under Tenant; provided, however, that Tenant shall have the right to contest any such liens so long as Tenant provides Landlord with reasonable security (by bond, escrow or otherwise) during such contest. Landlord shall have the right at all reasonable times to post and keep posted on the Premises any notices that Landlord may deem necessary or advisable for the protection of Landlord, the Premises and the Property from mechanics' liens. If any such liens (or claims thereof) shall at any time be filed against the Premises or the Property, Tenant shall contest the liens or claims as provided above or shall cause the same to be discharged of record within forty-five (45) days after the date of filing.

          33. FINANCIAL STATEMENTS. Upon the request of Landlord, Tenant shall provide to Landlord, at no expense to Landlord, copies of the most recent quarterly and annual financial reports with respect to Tenant as have been made available by Tenant to its shareholders.

          34. LANDLORD'S ENTRY. Tenant agrees to permit Landlord and any authorized representatives of Landlord, upon reasonable prior notice to Tenant, to enter the Premises with reasonable frequency during usual business hours, or at any other time in case of emergency, (a) to inspect (which may include environmental audits) the Premises and, if Landlord so desires, but without implying any obligation of Landlord to do so, to make any repairs deemed necessary or desirable by Landlord and to perform any work in the Premises deemed necessary by Landlord to comply with any laws or the recommendations of any insurer, and (b) during the final twelve months of the term of this Lease, for the purpose of leasing the Premises, during which twelve-month period Landlord may display on the Premises, in such manner as not to interfere unreasonably with Tenant's business, usual "For Sale" or "To Let" signs.

          35.  ASSIGNMENT AND SUBLETTING.

               (a) Tenant shall not, without the prior consent of Landlord (which consent shall be given or withheld in writing, shall not be unreasonably withheld and shall be deemed to be not given if not given or withheld in writing within 10 days after a written request for such consent has been received by Landlord from Tenant), assign this Lease or any interest herein, sublet the Premises or any part thereof, or permit the use of the Premises by any party other than Tenant. This

Lease shall not, nor shall any interest herein, be assignable as to the interest of Tenant by operation of law except as herein otherwise provided. Any of the foregoing acts without such consent shall be void and shall, at the option of Landlord, terminate this Lease. In connection with each consent requested by Tenant, Tenant shall submit to Landlord the terms of the proposed transaction, the identity of the parties to the transaction, the proposed documentation for the transaction, and all other information reasonably requested by Landlord concerning the proposed transaction and the parties involved.

               (b) If the Tenant is a privately held corporation, the transfer (except pursuant to a public offering), assignment, or hypothecation of any stock or interest in such corporation in excess of fifty percent (50%) in the aggregate of the voting stock or interest in Tenant shall be deemed an assignment or transfer within the meaning and provisions of this paragraph. If Tenant is a publicly held corporation, the public offering or trading of stock in Tenant shall not be deemed an assignment or transfer within the meaning of this paragraph.

               (c) Without limiting the other instances in which it may be reasonable for Landlord to withhold its consent to an assignment or subletting, Landlord and Tenant acknowledge that it shall be reasonable for Landlord to withhold its consent in the following instances:

                    (1) if at the time consent is requested or at any time prior to the granting of consent, Tenant is in default under this Lease or would be in default under this Lease but for the pendency of any grace or cure period specified in this Lease; or

                    (2) if the proposed assignee or sublessee is a governmental agency; or

                    (3) if, in Landlord's reasonable judgment, the use of the Premises by the proposed assignee or sublessee would involve occupancy in violation of this Lease.

               (d) If at any time during the term of this Lease Tenant desires to assign its interest in this Lease or sublet all or any part of the Premises, Tenant shall give notice to Landlord setting forth the terms of the proposed assignment or subletting ("Tenant's Request"). If the consummation of the assignment or sublease would cause Tenant to occupy less than 50% of the rentable area of the Premises, Landlord shall have the option, exercisable by written notice given to Tenant within thirty (30) days after Tenant's Request is given ("Landlord's Option Period"), either (1) to consent to the assignment (which consent shall not be unreasonably withheld and shall be deemed to be not given if not given or withheld in writing within such 30-day period), in which event the provisions of subparagraph (g) shall be applicable, or to consent to the subletting in which event the provisions of subparagraph
(h) shall be applicable; (2) to become the assignee or sublessee of Tenant (instead of the entity specified in Tenant's Request) upon the terms set forth in Tenant's Notice; (3) in the event of (A) a proposed assignment, or (B) a proposed subletting of the entire Premises, or a portion of the Premises for all or substantially all of the remainder of the term, to terminate this Lease with respect to, and to retake possession of, the space in question, together with, if only a portion of the Premises is involved, such rights of access to and from such portion as may be reasonably required for its use and enjoyment. If the foregoing sentence is applicable and Landlord does not exercise one of such options, or if Landlord consents or is deemed to consent to the proposed assignment or sublease, Tenant shall be free for a period of one hundred twenty
(120) days after giving Tenant's Request, or one hundred twenty (120) days after the date Landlord's consent (if such consent is required) is given to Tenant, or one hundred twenty (120) days after the expiration of Landlord's Option Period (if applicable), to assign its entire interest in this Lease or to sublet such space to the entity specified in Tenant's Request upon the terms set forth therein or to any third party upon the same terms set forth in Tenant's Request, subject to obtaining Landlord's prior consent as hereinabove provided.

               (e) Notwithstanding the provisions of subparagraphs (a) and (b) above, Tenant may assign this Lease or sublet the Premises or any portion thereof, with prior notice to Landlord but without the necessity of Landlord's consent and without extending any option to Landlord pursuant to subparagraph
(d) above, to any corporation which controls, is controlled by or is under common control with Tenant, or to any corporation resulting from the merger or consolidation with Tenant ("Affiliate").

               (f) No sublease, once consented to by Landlord, shall be modified or terminated by Tenant without Landlord's prior consent (which consent shall be given or withheld in writing, shall not be unreasonably withheld and shall be deemed to be not given if not given or withheld in writing within 10 days after a written request for such consent has been received by Landlord from Tenant).

               (g) In the case of an assignment to an entity other than Landlord or an Affiliate, 50% of all sums and other economic consideration received by Tenant as a result of such assignment shall be paid to Landlord after first deducting 50% of: (1) the unamortized cost of leasehold improvements paid for by Tenant, (2) the cost of any concessions and inducements given to the assignee by Tenant and (3) the cost of any real estate commissions and other marketing costs incurred by Tenant in connection with such assignment.

               (h) In the case of a subletting to an entity other than Landlord or an Affiliate, 50% of all sums and economic consideration received by Tenant as a result of such subletting shall be paid to Landlord after first deducting 50% of (1) the rental due hereunder, prorated to reflect only rental allocable to the sublet portion of the Premises, (2) the cost of leasehold improvements made to the sublet portion of the Premises at Tenant's cost, amortized over the term of this Lease except for leasehold improvements made for the specific benefit of the sublessee, and the cost of any concessions and inducements given to the subtenant by Tenant, all of which shall be amortized over the term of the sublease, and (3) the cost of any real estate commissions and other marketing costs incurred by Tenant in connection with such subletting, amortized over the term of the sublease.

               (i) Regardless of Landlord's consent, no subletting or assignment (except to Landlord pursuant to the provisions of subparagraph (d) above) shall release Tenant of Tenant's obligation or alter the primary liability of Tenant to pay the rent and to perform all other obligations to be performed by Tenant hereunder. The acceptance of rent by Landlord from any other person shall not be deemed to be a waiver by Landlord of any provision hereof. Consent to one assignment or subletting shall not be deemed consent to any subsequent assignment or subletting. In the event of default by any assignee of Tenant or any successor of Tenant in the performance of any of the terms hereof, Landlord may proceed directly against Tenant without the necessity of exhausting remedies against such assignee or successor. Landlord may consent to subsequent assignments or subletting of this Lease or amendments or modifications to this Lease with assignees of Tenant, without notifying Tenant, or any successor of Tenant, and without obtaining its or their consent thereto, and such action shall not relieve Tenant of liability under this Lease.

               (j) In the event Tenant shall once request the consent of Landlord to any assignment or subletting, then as to each request for consent to a further assignment or subletting Tenant shall pay Landlord's then reasonable and standard processing fee and Landlord's reasonable attorneys' fees incurred in connection therewith; provided, however, that Tenant shall not be required to pay Landlord in excess of $500 for Landlord's processing fee or attorney's fees in connection with any such request.

               (k) In the event of an assignment of this Lease by Tenant to an Affiliate, if Tenant returns the Letter of Credit to Landlord and requests Landlord to do so in writing, Landlord shall promptly cause the Letter of Credit to be reissued in the name of the assignee as Beneficiary. In the event of any other assignment of this Lease by Tenant, the Letter of Credit will not be issued in the name of the assignee and the assignee will have no right to draw upon or have the benefits of the Letter of Credit.

               (l) If the initial Tenant assigns this Lease to an Affiliate and does not request that the Letter of Credit be reissued in the name of the Affiliate as Beneficiary pursuant to subparagraph 35(k) above, the Letter of Credit shall be maintained by Landlord as required by this Lease for the remainder of the initial term of this Lease and the initial Tenant shall be entitled to draw upon the Letter of Credit on its own behalf or on behalf of such Affiliate.

          36. SUBORDINATION. At Landlord's option, this Lease shall be subordinate to any ground lease, mortgage, deed of trust, or any other hypothecation or security now or hereafter placed upon the Premises and to any and all advances made on the security thereof and to all renewals, modifications, consolidations, replacements, and extensions thereof. Notwithstanding such subordination, Tenant's right to a quiet possession of the Premises shall not be disturbed if Tenant is not in default and so long as Tenant shall pay the rent and observe and perform all of the provisions of this Lease, unless this Lease is otherwise terminated pursuant to its terms. If any mortgagee, trustee, or ground lessor shall elect to have this Lease prior to the lien of its mortgage, deed of trust, or ground lease, and shall give written notice thereof to Tenant, this Lease shall be deemed prior to such mortgage, deed of trust, or ground lease, whether this Lease is dated prior or subsequent to the date of such mortgage, deed of trust, or ground lease or the date of the recording thereof.

          37. ATTORNMENT. In the event any proceedings are brought for the foreclosure of, or in the event of exercise of the power of sale under, any mortgage or deed of trust now or hereafter on the Premises or any part thereof, Tenant shall, if so requested by the purchaser upon such foreclosure or sale or the grantee under a deed in lieu of foreclosure, attorn to such purchaser or grantee and recognize such purchaser or grantee as the Landlord under this Lease.

          38. INDEMNIFICATION. Tenant agrees to indemnify, defend, and save Landlord harmless from and to reimburse Landlord for any and all claims arising from (a) the conduct or management of, or any work or thing whatsoever done by or for Tenant in or about the Premises or the Property during the term of this Lease, (b) any condition existing during the term of this Lease of (i) the Premises, (ii) any street, curb, or sidewalk adjoining the Premises, or (iii) any vaults, passageways, or spaces therein or appurtenant thereto, (c) any breach or default on the part of Tenant in the performance of any covenant or agreement on the part of Tenant to be performed pursuant to the terms of this Lease, (d) any act or negligence of Tenant or any of its agents, contractors, servants, employees, or licensees occurring about the Premises, (e) any accident, injury, or damage whatsoever caused to any person, firm, or corporation occurring during the term of this Lease in or about the Premises or upon or under the sidewalks or the land adjacent thereto, and (f) any and all costs, counsel fees, expenses, and liabilities reasonably incurred in connection with the such claim or action or proceeding brought thereon, except to the extent that any of the above-described claims arise out of the negligence or willful misconduct of Landlord, in which case Landlord agrees to indemnify, defend, and save Tenant harmless from and to reimburse Tenant for any and all claims arising from such negligence or wilful misconduct. In case any action or proceedings be brought against an indemnified party by reason of an indemnified claim, the indemnifying party, upon notice from the indemnified party, covenants to resist or defend such action or proceeding by counsel satisfactory to the indemnified party.

          39. ATTORNEYS' FEES. If any action arising out of this Lease is brought by either party hereto against the other, then and in that event the unsuccessful party to such action shall pay to the prevailing party all costs and expenses, including reasonable attorneys' fees, incurred by such prevailing party, and if the prevailing party shall recover judgment in such action, such costs, expenses and attorneys' fees (at trial and on appeal) shall be included in and as part of such judgment.

          40. LANDLORD'S CORRECTION OF DEFECTS; REPRESENTATIONS. Tenant shall, within 30 days after commencing construction of the Tenant Improvements, provide Landlord with a written list of operating defects, if any, observed by Tenant in the Building's systems or the portions of the Premises for which Landlord has maintenance responsibility under paragraph 16 of this Lease. Landlord will, not later than the Commencement Date (or such earlier date as may be reasonably required by Tenant in order for Tenant to complete the Tenant Improvements on or before the Commencement Date), correct such defects. Except as otherwise expressly provided in this Lease, Landlord has made no representations of any nature whatsoever in connection with the condition of the Premises or the Property or any part thereof, and Landlord shall not be liable for any defects therein.

          41. EVENTS OF DEFAULT. The following events shall be deemed to be events of default by Tenant under this Lease:

               (a) The failure of Tenant to pay any installments of Base Rent or additional rent when due, or any other payment or reimbursement to Landlord required herein when due, where such failure shall continue for a period of five
(5) days after written notice of such failure.

               (b) (i) The application by Tenant for, or Tenant's consent to the appointment of, a receiver, trustee, or liquidator of Tenant or of all or a substantial part of Tenant's assets, (ii) the making by Tenant of any general arrangement or assignment for the benefit of creditors, (iii) Tenant becoming a "debtor" as defined in 11 U.S.C. Section 101 or any successor statute thereto (unless, in the case of a petition filed against Tenant, the same is dismissed within sixty (60) days), (iv) the appointment of a trustee or receiver to take possession of all or substantially all of Tenant's assets located at the Premises or of Tenant's interest in this Lease (unless possession is restored to Tenant within ninety (90) days) or (v) the attachment, execution, or other judicial seizure of all or substantially all of Tenant's assets located at the Premises or of Tenant's interest in this Lease (unless such seizure is discharged within ninety (90) days).

               (c) Tenant shall fail to comply with any other term, provision, or covenant of this Lease, where such failure shall continue for a period of twenty (20) days after written notice thereof to Tenant, provided, however, that if such failure cannot reasonably be cured within twenty (20) days, Tenant shall not be deemed in default with respect to such failure if Tenant commences to cure such default within said twenty (20) day period and thereafter diligently and continuously prosecutes such cure to a prompt completion. In the event Landlord serves Tenant with a "Notice to Perform or Quit" pursuant to applicable unlawful detainer statutes, such notice shall also constitute the notice required by this subparagraph, provided that such notice gives Tenant at least twenty (20) days in which to perform or quit.

          42. LANDLORD'S REMEDIES. Upon the occurrence of any event of default by Tenant, Landlord may, at its option and without any further notice or demand (in addition to any other rights and remedies under this Lease, at law or in equity) do any of the following:

               (a) Landlord shall have the right, so long as such default continues, to give notice of termination to Tenant. On the date specified in such notice (which shall not be less than three (3) days after the giving of such notice) this Lease shall terminate.

               (b) In the event of any such termination of this Lease, Landlord may then or at any time thereafter re-enter the Premises and remove therefrom all persons and property and again repossess and enjoy the Premises, without prejudice to any other remedies that Landlord may have by reason of Tenant's default or of such termination.

               (c) The amount of damages that Landlord may recover in the event of such termination shall include, without limitation: (1) the amount at the time of award (computed by discounting such amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of award plus one percent) of
(A) unpaid rent earned at the time of termination, (B) the amount by which the unpaid rent that would have been earned during the period from termination until the award exceeds the amount of such rent loss that Tenant proves could have been reasonably avoided, and (C) the amount by which the unpaid rent for the balance of the term after the time of award exceeds the amount of such rent loss that Tenant proves could be reasonably avoided; (2) all legal expenses and other related costs incurred by Landlord following Tenant's default; (3) all costs incurred by Landlord in restoring the Premises to good order and condition, or, to the extent reasonably necessary to accomplish such reletting, in remodeling, renovating, or otherwise preparing the Premises for reletting; and (4) all other costs (including without limitation any brokerage commissions) incurred by Landlord in reletting the Premises.

               (d) Following the termination of this Lease (or upon Tenant's failure to remove its personal property from the Premises after the expiration of the term of this Lease), Landlord may remove any and all personal property located in the Premises and sell or place such property in a public or private warehouse or elsewhere at the sole cost and expense of Tenant in accordance with applicable law. Tenant waives all claims for damages that may be caused by Landlord's removing, storing, or selling the property as herein provided.

               (e) Landlord shall have the right to cause a receiver to be appointed in any action against Tenant to take possession of the Premises and to collect the rents or profits derived therefrom. The appointment of such receiver shall not constitute an election on the part of Landlord to terminate this Lease unless notice of such intention is given to Tenant.

               (f) Landlord shall have the remedy described in California Civil Code Section 1951.4 (i.e. Landlord may continue this Lease in effect after Tenant's abandonment and recover rent as it becomes due, because Tenant has the right to sublet or assign, subject only to reasonable limitations). Even though Tenant has breached this Lease and abandoned the Premises, this Lease shall continue in effect for so long as Landlord does not terminate Tenant's right to possession, and Landlord may enforce all its rights and remedies under this Lease, including the right to recover rent in periodic actions as it becomes due under this Lease. In such event, Landlord may re-enter the Premises and remove all persons and property if the Premises have not been vacated, using any available summary proceedings, without such re-entry or removal being deemed a termination or acceptance of surrender of this Lease. Landlord may then elect to relet the Premises for the account of Tenant for a period that may extend beyond the term hereof, and upon such other terms as Landlord may reasonably deem appropriate. Tenant shall reimburse Landlord upon demand for all costs incurred by Landlord in connection with such reletting, including without limitation necessary restoration, renovation, or improvement costs, attorneys' fees, and brokerage commissions. The proceeds of such reletting shall be applied first to any sums then due and payable to Landlord from Tenant, including the reimbursement described above. The balance, if any, shall be applied to the payment of future rent as it becomes due hereunder.

          43. TENANT'S SETOFF RIGHTS. If (a) Landlord fails to perform any repair or maintenance obligation of Landlord under this Lease, and fails to cure such default within 30 days after receipt of notice of such default from Tenant (or, if Landlord's repair or maintenance obligation cannot be reasonably performed within 30 days, Landlord fails to commence to perform it within such 30-day period and to thereafter diligently prosecute it to a prompt conclusion), or (b) Landlord fails to pay Tenant the Tenant Improvement Allowance when required to do so under this Lease, and fails to cure such default within one year after receipt of notice of such default from Tenant, Tenant may cure such default and charge the costs to Landlord (plus interest on such charges from the date the charges are incurred by Tenant, at the Default Interest Rate), and may set off such costs and interest, and/or any portion of the Tenant Improvement Allowance that has not been made to Tenant by Landlord (plus interest on such portion from the date it was due to Tenant, at the Default Interest Rate), against installments of Base Rent due under this Lease; provided, however, that Tenant shall not set-off against more than 25% of the Base Rent due in any month (but such limitation shall not apply to the final 6 months of this Lease). Tenant shall be permitted to continue to set off against succeeding installments of Base Rent due under this Lease until the total amount of such costs or payment and interest thereon have been recovered by Tenant.

          44. CUMULATIVE REMEDIES. The specified remedies to which Landlord may resort under the terms of this Lease are cumulative and are not intended to be exclusive of any other remedies or means of redress to which Landlord may be entitled, either at law or in equity, in case of any breach or threatened breach by Tenant of any covenant, agreement, or condition of this Lease.

          45. NO WAIVERS. The failure of Landlord to insist in any one or more instances upon the strict performance or observance of any of the covenants, agreements, or conditions of this Lease or to exercise any option herein contained shall not be construed as a waiver or a relinquishment of future performance or observance of such covenant, agreement, or condition or exercise of such option.

          46. HOLDING OVER. Tenant covenants that it will vacate the Premises immediately upon the expiration or sooner termination of this Lease. If, with Landlord's consent, Tenant retains possession of the Premises or any part thereof after the expiration or termination hereof, Tenant shall pay Landlord 200% of the Base Rent due under this Lease immediately before such expiration or termination, for the time Tenant thus remains in possession. The provisions of this paragraph do not exclude Landlord's rights of re-entry or any other right hereunder, including without limitation the right to refuse 200% Base Rent and instead to remove Tenant through summary proceedings for holding over beyond the expiration of the term of this Lease.

          47. NOTICES. All notices, demands, and requests that may or are required to be given by either party to the other shall be in writing and shall be deemed given when sent by United States Certified Mail, postage prepaid, (a) if for Tenant, addressed to Tenant (Attn: Chief Financial Officer), prior to Commencement Date at 9310 Topanga Canyon Boulevard, Chatsworth, California 91311 and after the Commencement Date at the address of the Premises, in either case with a copy to ADC Telecommunications, Inc., 12501 Whitewater Drive, Minnetonka, Minnesota 55343 (Attn: Chief Financial Officer and Attn: General Counsel), or at such other address or addresses as Tenant may from time to time designate by written notice to Landlord, or (b) if for Landlord, addressed to Landlord, c/o GSIC Realty Corporation, 255 Shoreline Drive, Suite 600, Redwood City, California 94065 or at such other places as Landlord may from time to time designate by written notice to Tenant.

          48. LIMITATION OF LANDLORD'S LIABILITY. In the event of a sale or transfer by Landlord of its interest in the Premises or this Lease, such sale or transfer shall operate to release the transferor from all liability for the performance of the obligations of Landlord hereunder, expressed or implied, from and after the date of such transfer, and Tenant agrees thereafter to look solely to the successor in interest of Landlord in and to this Lease for the performance of Landlord's obligations hereunder accruing after the date of such transfer (including the return of the Security Deposit) and thereupon Landlord shall be discharged from any further liability with respect thereto.

          49. ESTOPPEL CERTIFICATES. At any time and from time to time upon not less than ten (10) days' prior request by Landlord, Tenant agrees to execute, acknowledge, and deliver to Landlord a statement in writing certifying
(a) that this Lease is unmodified and in full force and effect (or if there have been modifications, that the same is in full force and effect as modified and identifying the modifications), (b) the dates to which Base Rent, Impositions, Insurance Costs and other amounts due under this Lease have been paid, and (c) whether there is then existing any claim by Tenant of default hereunder by Landlord and, if so, specifying the nature thereof. It is intended that any such statement may be relied upon by any person proposing to acquire Landlord's interest in this Lease or any prospective mortgagee of, or assignee of any mortgage upon, such interest. At any time and from time to time upon not less than ten (10) days' prior request by Tenant, Landlord agrees to execute, acknowledge, and deliver to Tenant a statement in writing certifying (a) that this Lease is unmodified and in full force and effect (or if there have been modifications, that the same is in full force and effect as modified and identifying the modifications), (b) the dates to which Base Rent, Impositions, Insurance Costs and other amounts due under this Lease have been paid, and (c) whether there is then existing any claim by Landlord of default hereunder by Tenant and, if so, specifying the nature thereof. It is intended that any such statement by Landlord may be relied upon by any person proposing to receive a mortgage or assignment of Tenant's interest in this Lease or to enter into any sublease of all or part of the Premises.

          50. BROKERAGE. Each party represents and warrants to the other that it has not dealt with any broker, agent, or other person in connection with this transaction and that no other broker, agent, or other person brought about this transaction through it, other than CB Commercial Real Estate, Mel Goldstein, Bob Shafer, The Johnston Group and Cal Johnston (whose commissions shall be paid by Landlord), and each party agrees to indemnify and hold the other party harmless from and to reimburse the other party for any and all claims by any other broker, agent, or person claiming a commission or other form of compensation by virtue of having dealt with it with respect to this leasing transaction. The provisions of this paragraph shall survive the termination of this Lease.

          51. SECURITY DEPOSIT. Tenant shall, upon execution of this Lease, deposit with Landlord the sum of $77,000.00 as security for the full and faithful performance of every provision of this Lease to be performed by Tenant during the full term of this Lease (the "Security Deposit"). If Tenant defaults with respect to any provision of this Lease during the term of this Lease and such default continues beyond the applicable grace period, Landlord may use, apply, or retain all or any part of the Security Deposit for the payment of Base Rent or any other sum in default, for the payment of any other amount that Landlord may spend or become obligated to spend by reason of Tenant's default, or to compensate Landlord for any other loss, cost, or damage that Landlord may suffer by reason of Tenant's default. If any portion of the Security Deposit is so used or applied, Tenant shall, within five (5) days after written demand therefor, deposit cash with Landlord in an amount sufficient to restore the Security Deposit to its original amount. Landlord shall not be required to keep the Security Deposit separate from its general funds and Tenant shall not be entitled to interest on such deposit. Landlord shall refund the Security Deposit to Tenant within 10 days after the expiration of the term of this Lease. If (a) Tenant has reasonable grounds, valid as of a date not more than 30 days prior to the date that the final full monthly Base Rent payment is due under this Lease, to believe that the then Landlord is unlikely to be in a financial position to return the Security Deposit during the required refund period (the then pendency of bankruptcy proceedings with regard to such Landlord or any general partner thereof being absolute and unrebuttable evidence of reasonable grounds for such belief), and/or (b) the then Landlord is a successor to the initial Landlord under this Lease and has failed to enter into a written agreement running to the benefit of and enforceable by Tenant whereby the then Landlord unconditionally assumes all of the Landlord's obligations under this Lease with respect to the Security Deposit or an original copy of such agreement has not been delivered to Tenant (provided, however, that the then Landlord may in the alternative provide Tenant with an opinion of counsel reasonably satisfactory to Tenant that, under California law then in effect, Tenant shall have the same rights with respect to the then Landlord without such a written agreement that it would have had if such a written agreement were executed and delivered to Tenant) and/or (c) if Landlord is a lender who shall have acquired title to the Premises without personal obligation to refund the Security Deposit to Tenant within the required refund period, Tenant shall give notice of such fact(s) to Landlord on or before the date 15 days prior to the date that the final full monthly Base Rent payment is due under this Lease. If Landlord receives such notice and does not, prior to the date 5 days before the date that the final full monthly Base Rent payment is due under this Lease, (i) if subparagraph (a) above applies, provide Tenant with reasonable security for the performance of Landlord's obligation to refund the Security Deposit and/or (ii) if subparagraph (b) above applies, provide Tenant with the written agreement or opinion described in such subparagraph (b) and/or (iii) if subparagraph (c) above applies, provide to Tenant the lender-Landlord's written personal commitment to Tenant to refund the Security Deposit during the required refund period, Tenant may setoff such Security Deposit against the payment of Base Rent and any other sums due Landlord under this Lease that are due on such payment date or any subsequent date.

          52. SIGNAGE. Tenant shall not place or permit on the exterior or roof of the Premises or on the balance of the real property constituting the Premises or on the balance of the Property any sign, advertisement, illumination, projection, or similar thing (a "Sign"), unless (a) Landlord has given its prior written consent thereto (which consent shall be given or withheld in writing, shall not be unreasonably withheld and shall be deemed to be not given if not given or withheld in writing within 10 days after a written request for such consent has been received by Landlord from Tenant), and (b) such Sign complies with applicable law. Subject to the foregoing, Tenant may place a monument sign in front of the Premises, Tenant may place a directional delivery sign at the delivery driveway shown on the attached EXHIBIT A, and may place a sign or signs on the exterior of the Premises.

          53.  TENANT IMPROVEMENTS.

               (a) Tenant shall construct the improvements to the Premises described on the attached EXHIBIT C (collectively, the "Tenant Improvements"). Tenant shall promptly commence the work for Tenant Improvements and shall diligently pursue such work to completion, as described in subparagraph (e) below.

               (b) Tenant shall submit to Landlord complete, finished drawings and specifications (the "Plans") for the Tenant Improvements. The Plans shall be subject to Landlord's approval (which approval shall be given or withheld in writing, shall not be unreasonably withheld and shall be deemed to be not given if not given or withheld in writing within 10 days after a written request for such approval has been received by Landlord from Tenant). Within ten (10) business days after its receipt of the Plans, Landlord shall notify Tenant of its approval or disapproval of the Plans, and if Landlord disapproves the Plans, the revisions that Landlord requires in order to obtain such approval. Tenant and Tenant's architect or engineer shall meet with Landlord and its agents within a reasonable period of time after any request for such meeting by Landlord to answer questions or provide additional information with respect to the Plans. As promptly as reasonably possible thereafter, Tenant shall submit to Landlord modified Plans incorporating the revisions required by Landlord.
The modified Plans shall be subject to

Landlord's approval (which approval shall be given or withheld in writing, shall not be unreasonably withheld and shall be deemed to be not given if not given or withheld in writing within 10 days after a written request for such approval has been received by Landlord from Tenant). The final Plans and specifications approved by Landlord are hereinafter referred to as the "Final Plans." If appropriate, Tenant shall cause two sets of reproducible Final Plans, marked for pricing and construction to be delivered to Landlord within 5 days after Landlord's approval of the Final Plans. Tenant shall engage an architectural firm, duly licensed in the State of California, for preparation of the Plans and supervision of the construction of the Tenant Improvements. Such firm shall be subject to Landlord's approval (which approval shall be given or withheld in writing, shall not be unreasonably withheld and shall be deemed to be not given if not given or withheld in writing within 10 days after a written request for such approval has been received by Landlord from Tenant). Tenant shall not commence any work in the Premises until Landlord has finally approved the Plans (which approval shall be given or withheld in writing, shall not be unreasonably withheld and shall be deemed to be not given if not given or withheld in writing within 10 days after a written request for such approval has been received by Landlord from Tenant).

               (c) Tenant shall pay all the Tenant Improvement Costs (as defined below) and, provided there are no events of default by Tenant, Landlord will provide the Tenant Improvement Allowance specified in subparagraph (e) below. Tenant Improvement Costs shall include, but not be limited to, the cost of the work described on the attached EXHIBIT C to the extent included in the Final Plans, and the following with respect to the Final Plans: hard costs of construction (including builder's risk insurance and the Performance and Payment Bonds hereinafter specified), permitting fees and the fees of Tenant's architect and engineer, and of Tenant's construction manager, if any. Tenant Improvement Costs shall not include any of Tenant's equipment or other personal property or trade fixtures.

               (d) Tenant shall employ a general contractor for the Tenant Improvements duly licensed in the State of California and approved by Landlord (which approval shall be given or withheld in writing, shall not be unreasonably withheld and shall be deemed to be not given if not given or withheld in writing within 10 days after a written request for such approval has been received by Landlord from Tenant). Upon request by Landlord, Tenant shall deliver to Landlord a copy of the construction contract entered into by Tenant and the general contractor. Before any work commences, the general contractor shall obtain and deliver to Landlord Performance and Payment Bonds in form and amount approved by Landlord (which approval shall be given or withheld in writing, shall not be unreasonably withheld and shall be deemed to be not given if not given or withheld in writing within 10 days after a written request for such approval has been received by Landlord from Tenant). Such Bonds shall name Landlord as the obligee and shall be written by surety companies which have been approved by Landlord (which approval shall be given or withheld in writing, shall not be unreasonably withheld and shall be deemed to be not given if not given or withheld in writing within 10 days after a written request for such approval has been received by Landlord from Tenant) and are either on the United States Department of the Treasury's list of sureties acceptable to the United States Government or have at least a BB+ rating by Bests. The Tenant Improvements shall be constructed in a good and workmanlike manner and shall comply with all laws, codes and ordinances applicable to the Premises. Not less than five (5) days prior to the date Tenant desires to commence the Tenant Improvements, Tenant shall give written notice to Landlord setting forth or accompanied by all of the following:

                    (i) A description and schedule for the work to be performed;

                    (ii) The names and addresses of all contractors, subcontractors and material suppliers who have then been engaged to construct or supply the Tenant Improvements;

                    (iii) Copies of all licenses and permits which may be required in connection with the Tenant Improvements and which can then be obtained; and

                    (iv) Certificates of builder's risk insurance reasonably satisfactory to Landlord.

As additional rent under this Lease, Tenant shall make, at its expense, any repairs to the Premises and any corrections to the Tenant Improvements, the need for which arise from the actions or omissions of anyone constructing the Tenant Improvements. During the progress of the work to be done by Tenant, such work shall be subject to inspection by representatives of Landlord who shall be permitted access and the opportunity to inspect, at all reasonable times upon reasonable advance notice, in compliance with any safety and work rules then imposed at the Premises by Tenant or its contractors, but this provision shall not in any way whatsoever create any obligation on Landlord to conduct any such inspection.

               (e) Upon completion of the Tenant Improvements in accordance with the Final Plans and the requirements of the ADA, Landlord shall pay to Tenant an amount (the "Tenant Improvement Allowance") equal to the sum of (1) the lesser of the Tenant Improvement Costs or $600,000, plus (2) the ADA Payment, upon receipt of all of the following: (i) unconditional lien waivers from all contractors, subcontractors and suppliers of materials and equipment,
(ii) an affidavit executed by the general contractor certifying the cost of the Tenant Improvements and stating that it has delivered to Landlord lien waivers from all subcontractors and suppliers and that the contractor has paid all debts or settled all claims for labor and materials in connection with the Tenant Improvements, (iii) an affidavit executed by Tenant that it accepts and is satisfied with the Tenant Improvements and that all contractors and suppliers in connection with the Tenant Improvements have been paid, (iv) a certification of completion executed by the Tenant's architect confirming that the Tenant Improvements have been completed in accordance with the Final Plans and that, if required, a Certificate of Occupancy (temporary or permanent) has been issued with respect to the Premises by the local authority having jurisdiction thereof, and (v) if required by Landlord, a complete set of "as-built" plans and specifications for the Tenant Improvements. The Tenant Improvements shall be deemed completed upon satisfaction of all of the foregoing. Tenant's obligation to pay the rent under this Lease shall not be postponed due to delay of any nature, however arising, in completion of the Tenant Improvements, except for delays caused by Landlord's failure to perform its repair and maintenance obligations under paragraphs 16 and 40 of this Lease, in which case the Commencement Date shall, at Tenant's option to be exercised by written notice to Landlord, be extended by the number of days of delay so caused by Landlord.

               (f) Tenant agrees to expend at least $400,000 in excess of the Tenant Improvement Allowance for the Tenant Improvements, including costs of Tenant's internal space planners and internal environmental review.

          54. OPTIONS TO EXTEND TERM. Tenant shall have two options (collectively the "Options" and individually an "Option") to extend the term of this Lease for two additional consecutive six (6) year periods, the first of which shall commence on the expiration of the initial term of this Lease (the "First Renewal Option") and the second of which shall commence six (6) years thereafter (the "Second Renewal Option"), provided that:

               (a) The First Renewal Option shall be exercised by written notice of exercise delivered to Landlord no later than nine (9) months before the expiration of the initial term of this Lease, and the Second Renewal Option shall be exercised by written notice of exercise delivered to Landlord no later than nine (9) months before the expiration of the term of the First Renewal Option. If Tenant fails to so exercise the First Renewal Option, both of the Options shall terminate. If Tenant so exercises the First Renewal Option but fails to so exercise the Second Renewal Option, the Second Renewal Option shall terminate;

               (b) At the time each Option is exercised and at the commencement of the term of each Option, this Lease must be in full force and effect and Tenant must not then be in default under this Lease. The foregoing conditions are for the benefit of and may be waived by Landlord; and

               (c) All of the terms, covenants and conditions of this Lease shall remain in effect during the term of each Option except that (i) the Base Rent commencing with the first day of the first month for each month of the first thirty-six (36) months of the First Renewal Option shall be increased based upon the percentage increase in the Consumer Price Index as such Index for the 37th month of the initial term of this Lease bears to such Index for the last month of the initial term; provided, however, that in no event shall the Base Rent commencing with the first month of such term be more than 115% or less than 109% of the Base Rent payable for the last month of the initial term of this Lease; and (ii) commencing with the first day of the 37th month of the term of the First Renewal Option, the Base Rent shall be increased based upon the percentage increase in the Consumer Price Index as such Index for the 36th month of such term bears to such Index for the last month of the initial term; provided, however, that in no event shall the Base Rent commencing with the 37th month of such term be more than 115% or less than 109% of the Base Rent payable for the 36th month of the term of the First Renewal Option, and (iii) the Base Rent for each month of the term of the Second Renewal Option shall be the Market Rent for the Premises for the term of the Second Renewal Option (determined by Appraisal if the parties cannot agree upon the Market Rent within 30 days after Tenant's exercise of the Second Renewal Option); except that commencing with the first day of the 37th month of the term of the Second Renewal Option, the Base Rent shall be increased based upon the percentage increase in the Consumer Price Index as such Index for the 36th month of such term bears to such Index for the last month of the term of the First Renewal Option; provided, however, that in no event shall the Base Rent commencing with the 37th month of such term be more than 115% or less than 109% of the Base Rent payable for the 36th month of the term of the Second Renewal Option.

          55. EXPANSION SPACE. Rockwell presently occupies that portion of the Property commonly known as 21605 Plummer Street (the "Rockwell Building") which contains approximately 130,572 rentable square feet of space. Rockwell has the right to park 410 cars in the Rockwell Area. The term of the lease agreement for the Rockwell Building expires on June 30, 1997, but Rockwell has the option to cancel on one-year's prior written notice. If Rockwell cancels its tenancy and Landlord determines not to grant Rockwell rights to occupy the Rockwell Building (or any portion thereof in excess of 105,000 square feet of rentable area) on some basis, then, subject to the terms of this paragraph, Tenant shall have one option (the "Expansion Option") to add to the Premises demised under this Lease, the "Expansion Space" which shall be (i) the Rockwell Building, or (ii) a portion thereof which shall consist of not less than 25,000 rentable square feet and shall be configured (as mutually agreed upon by Landlord and Tenant in writing) in such a manner as to meet Tenant's reasonable requirements and applicable codes and any reasonable objections of Landlord set forth in written notice to Tenant within ten (10) days after Landlord's receipt of Tenant's Notice (as hereinafter defined), as follows:

               (a) Tenant agrees to accept the Expansion Space in its "as is" condition on the Availability Date (hereinafter defined) except as in this paragraph otherwise provided;

               (b) Landlord shall give Tenant written notice ("Landlord's Notice") of the date upon which the Expansion Space shall be available (the "Availability Date") and of the location and size of the Expansion Space. Tenant shall have one option to have the Expansion Space added to the Premises demised under this Lease on the Availability Date upon all the terms, covenants and conditions contained in this Lease except that (i) the Base Rent for the Expansion Space for the balance of the term of this Lease shall be Market Rent with an $8.00 per net rentable square foot improvement allowance and without reduction for the cost of creating all demising walls and related improvements necessary for the Expansion Space to function separately from the remainder of the Rockwell Building, which demising walls and related improvements Tenant shall cause to be constructed and the costs of which shall be paid one-half by Tenant and one-half by Landlord (which improvement allowance and other Landlord reimbursements shall be paid to Tenant in accordance with disbursing procedures similar to those provided for in paragraph 53 of this Lease), (ii) Tenant shall be permitted to take occupancy of the Expansion Space on the Availability Date in order to construct improvements therein, subject to each and every provision of this Lease except that Tenant shall not be obligated to pay Base Rent with respect to the Expansion Space until the "Rent Start Date" (defined below), and
(iii) the Rent Start Date shall be the 180th day after the Availability Date or the date Tenant substantially completes its improvements in and occupies the Expansion Space for business purposes, whichever is the earlier;

               (c) The Expansion Option shall be exercised, if at all, by written notice ("Tenant's Notice") of exercise given to Landlord not later than twenty (20) days after Tenant's receipt of the Landlord's Notice. If Tenant fails to so exercise the Expansion Option it shall terminate;

               (d) If Landlord and Tenant cannot agree upon the determination of Market Rent on or before the date that Tenant is required to give Landlord Tenant's Notice, and Tenant nonetheless elects to give Tenant's Notice, the determination of Market Rent as to such Expansion Space will be submitted to Appraisal in accordance with attached EXHIBIT D. If on the date Base Rent as to such Expansion Space is scheduled to commence pursuant to this Lease the Appraisal has not been completed, Tenant will pay Base Rent based on Landlord's reasonable estimate of Market Rent. Upon determination of Market Rent by Appraisal, Landlord will pay to Tenant or Tenant will pay to Landlord, as appropriate, the amount equal to the overpayment or underpayment of Base Rent from such commencement until the determination of Market Rent by Appraisal, together with interest accrued thereon during such period at the Default Interest Rate. Upon establishment of the Base Rent for the Expansion Space, the parties agree to execute an appropriate amendment to this Lease to reflect, as of the Availability Date (i) the increase in the net rentable area of the Premises,
(ii) the increase in the Base Rent, and (iii) the increased Tenant's Proportionate Share;

               (e) As conditions precedent to Tenant's right to the Expansion Option, at the time the Expansion Option is exercised and on the Availability Date, this Lease must be in full force and effect, Tenant must not then be in default thereunder and Tenant's interest under this Lease must not have been assigned by operation of law or otherwise (except pursuant to an assignment with respect to which Landlord has agreed in this Lease to give its consent or as to which Landlord's consent is not required under this Lease). The foregoing conditions are for the benefit of and may be waived by Landlord; and

               (f) Landlord shall not be liable to Tenant for any loss or damage for any failure to deliver possession of the Expansion Space to Tenant by reason of the holding over or retention of possession by a tenant or occupant of the Expansion Space and no such failure shall impair the validity of this Lease or extend its term. Landlord will, however, exert reasonable efforts (including legal proceedings to the full extent permitted under applicable laws) to cause the other tenant to deliver possession of the Expansion Space.

               (g) Tenant shall have the right to receive additional parking with respect to the Expansion Space, at no cost to Tenant, as provided in paragraph 4 of this Lease.

          56. RIGHTS OF FIRST OFFER. Tenant will have rights of first offer to lease additional space in the Rockwell Building in accordance with the following provisions:

               (a) ANNUAL NOTICES. No earlier than August 1 and no later than October 1 of each calendar year during the term, Landlord will notify Tenant in writing ("Annual Notice") of any rentable space within the Rockwell Building that Landlord does not intend to warehouse, use or occupy and that is then unleased or that will become unleased during the following calendar year in the absence of the exercise of a Superior Right (as defined below). The Annual Notice will include the following:

               (1) identification of the configurations of such space that Landlord intends to use in marketing such space "Configurations");

               (2) the date on which each such Configuration that is then leased will become unleased if no Superior Right (as defined below) is exercised;

               (3) identification of the rights of other tenants in the Rockwell Building to lease any such Configuration pursuant to right of first offer, right of first refusal, renewal, extension or expansion provisions in their leases ("Superior Rights"), together with identification of the date on which each such Superior Right terminates; and

               (4) Landlord's reasonable determination of Market Rent as to each Configuration.

Landlord will not be required to give an Annual Notice (or any Interim Notices or Reconfiguration Notices, as provided below, as to the calendar year to be covered by the Annual Notice) unless, on or before July 1 of the year in which such Annual Notice is to be given, Tenant has notified Landlord in writing of Tenant's request that Landlord do so.

               (b) INTERIM NOTICES. If any rentable space within the Rockwell Building that was not required to be included in the previous Annual Notice, subject to the exercise of a Superior Right, becomes unleased during the calendar year following the date that the previous Annual Notice was given to Tenant, Landlord will notify Tenant in writing ("Interim Notice") of such fact within 20 days after Landlord first has knowledge of such fact. The Interim Notice will include the following:

               (1)  the Configurations for such space;

               (2) the date on which each such Configuration that is then leased will become unleased if no Superior Right is exercised;

            (3) identification of each Superior Right applicable to each such Configuration and the date on which each such Superior Right terminates; and

            (4) Landlord's reasonable determination of Market Rent as to each Configuration.

               (c) RECONFIGURATION NOTICES. If Tenant has failed to exercise its rights of first offer with respect to a particular Configuration identified in an Annual Notice, as provided in this paragraph, and if Landlord subsequently reconfigures such Configuration so that the area of such Configuration increases or decreases by 20% or more, Landlord will, prior to such reconfiguration, notify Tenant of such reconfiguration ("Reconfiguration Notice"). The Reconfiguration Notice will include the following:

               (1)  the new Configurations resulting from such reconfiguration;

               (2) the date on which each such new Configuration that is then leased will become unleased if no Superior Right is exercised;

               (3) identification of each Superior Right applicable to each such new Configuration and the date on which each such Superior Right terminates; and

               (4) Landlord's reasonable determination of Market Rent as to each such new Configuration.

               (d) TENANT'S ELECTION TO LEASE. Tenant may elect to lease all (and not part) of any Configuration set forth in an Annual Notice, an Interim Notice or a Reconfiguration Notice as follows:

               (1) Tenant's election to lease such Configuration must be made, if at all, by written notice to Landlord ("Election Notice") not later than (A) the November 1 following an Annual Notice and (B) 15 days after an Interim Notice or Reconfiguration Notice is given to Tenant. Tenant will be deemed to have elected not to lease such Configuration if the Election Notice is not given to Landlord within the applicable response period.

               (2) Tenant must have first elected to lease all Configurations that are then unleased before Tenant may elect to lease any Configurations that are then leased.

               (3) Tenant may not elect to lease any space under this paragraph during the last two years of the initial term of this Lease or any Extended Term, unless Tenant has then exercised its next available option to extend the term of this Lease.

               (e) SUPERIOR RIGHTS. Any election by Tenant to lease a Configuration will be subject to the rights of other tenants having applicable Superior Rights as identified in the Annual Notice, Interim Notice or Reconfiguration Notice.

               (f) COMMENCEMENT OF LEASE REGARDING CONFIGURATION. A Configuration will become a part of the Premises, upon the same terms and conditions as are provided in this Lease (except as expressly modified in this paragraph), upon the later of (1) the date that all holders of Superior Rights applicable to such Configuration have relinquished their rights or the date all of such Superior Rights have terminated in accordance with their terms, whichever is earlier, or (2) the date such Configuration is delivered to Tenant, free from rights of others.

          (g) RENT. Base Rent for any space added to the Premises under this paragraph will be equal to the Market Rent, determined as of the date of the commencement of the term of this Lease with respect to such space. If Landlord and Tenant cannot agree upon the determination of Market Rent on or before the date that Tenant is required to give Landlord an Election Notice, and Tenant nonetheless elects to lease such space, the determination of Market Rent as to such space will be submitted to Appraisal in accordance with attached EXHIBIT D. If on the date Base Rent as to such space is scheduled to commence pursuant to this Lease the Appraisal has not been completed, Tenant will pay Base Rent based on Landlord's reasonable estimate of Market Rent. Upon determination of Market Rent by Appraisal, Landlord will pay to Tenant or Tenant will pay to Landlord, as appropriate, the amount equal to the overpayment or underpayment of Base Rent from such commencement until the determination of Market Rent by Appraisal, together with interest accrued thereon during such period at the Default Interest Rate.

          (h) CONDITION OF SPACE. Any space leased by Tenant under this paragraph will be delivered to Tenant in its "as is" condition as of the commencement of the term of this Lease as applied to such space.

          (i) AMENDMENT TO LEASE AND MEMORANDUM OF LEASE. Within ten (10) days after request by Landlord or Tenant, the parties shall execute an amendment to this Lease and to any Memorandum of Lease adding to the Premises any space which Tenant has elected to lease pursuant to this paragraph, as of the commencement date specified in this paragraph with respect to such space, and upon the terms and conditions of this Lease.

          (j) EFFECT OF DEFAULT. If any default exists by Tenant under this Lease that has not been cured or is being cured by Tenant within the applicable grace period at the time the Election Notice is given or at the commencement of the term of this Lease as to the space in question, Tenant will have no right to exercise its option as to the applicable space and/or to lease such space.

          The time limitations with respect to Tenant's election to lease space under this paragraph set forth in subparagraph (d) above and the condition set forth in subparagraph (j) above are solely for the benefit of Landlord, and Landlord may at its option waive any such limitation or condition.

          57. ADDITIONAL ENVIRONMENTAL ASSESSMENTS; ASBESTOS REMOVAL. Landlord will promptly obtain and provide to Tenant, in sufficient time to allow Tenant to prepare for construction of the Tenant Improvements, the additional environmental investigation and assessment work requested by Dana Wagner of

Bruce A. Liesch Associates, Inc. pursuant to a letter to Brad Childs (sic) dated December 1, 1992 and a letter to Che Hsien Chang dated November 20, 1992, and Landlord shall complete such governmental environmental reporting as shall be required by applicable laws. Tenant will pay Landlord 50% of the reasonable cost of such work, within 10 days of written demand. Landlord agrees that Landlord will, at Landlord's sole expense, remove, encapsulate or otherwise address any asbestos situated in any space leased by Tenant pursuant to this Lease when such space is first made available by Landlord to Tenant in accordance with applicable laws and in such a time frame (to the extent reasonably possible) as not to interfere with the timely completion of improvements to be constructed in such space by Tenant.

          58. ROOF ANTENNAS. Subject to the terms of paragraph 31 of this Lease, Tenant may install on the roof of the Premises antenna and satellite dishes for use in connection with its business, so long as such installation does not interfere with the use and operation of (a) any television, radio, communications or other equipment in any adjoining structure, or (b) any electronic control system or elevators in any adjoining structure, or (c) any other transmitting, receiving or master TV antenna on any adjoining structure.

          59. CONTINGENCIES. Tenant's obligations under this Lease shall be contingent upon the following occurring or being satisfied on or before the dates set forth below:

               (a) Tenant shall receive the Letter of Credit on or before the date 15 business days after the date of this Lease.

               (b) Tenant shall receive, on or before the date 25 business days after the date of this Lease, Subordination, Non-disturbance and Attornment Agreements, in the form attached to this Lease as Exhibit F, executed by each holder of any deed of trust that has priority over this Lease (which agreements Landlord agrees to use its best efforts to provide to Tenant on or before the date 25 business days after the date of this Lease and which agreements Landlord and Tenant agree to execute).

          Tenant may waive such contingencies by written notice given to Landlord on or before the applicable contingency date. Tenant's failure to so waive any such contingency on or before the applicable contingency date shall be deemed to be an exercise of Tenant's right to terminate this Agreement based upon the failure of such contingency.

          60. MEMORANDUM OF LEASE; RECORDABLE TERMINATION. Either party will, upon the written request of the other party, execute a short form lease ("Memorandum of Lease") regarding this Lease, in a form suitable for recording in the Los Angeles County Records. Such Memorandum of Lease will be dated as of the date of this Lease and will disclose the parties; the term of this Lease, descriptions of the Premises, Tenant's extension and expansion rights and rights of first refusal and such other terms and conditions as the parties agree upon. The party requesting the execution of such Memorandum of Lease will bear all costs of the Memorandum of Lease, including any recording fees. Upon the determination of the Commencement Date and the written request of either party, the parties will execute an amendment to the Memorandum of Lease setting forth the Commencement Date, with the party requesting the execution of such amendment bearing all costs of the amendment, including any recording fees. Upon the execution of a pertinent amendment to this Lease and the written request of either party, the parties will execute a corresponding amendment to the Memorandum of Lease, with the party requesting the execution of such amendment bearing all costs of the amendment, including any recording fees. Either party will, following any termination of this Lease and upon the written request of the other party, execute a document setting forth the date of such termination, in a form suitable for recording in the Los Angeles County Records. Failure of a party to execute such a document will not affect the termination, and in such event the party requesting the document may execute and file an affidavit setting forth the date of termination. The party requesting the execution of such document will bear all costs thereof, including any recording fees.

          61. MISCELLANEOUS. This Lease cannot be changed orally, but only by agreement in writing signed by the party against whom, or against whose successors and assigns, enforcement of the change is sought. The voluntary or other surrender of this Lease by Tenant, or a mutual cancellation thereof, shall not work a merger as to any existing subtenancies and shall, at the option of Landlord, terminate any and all such existing subtenancies or, at Landlord 's option, operate as an assignment to it of any and all such subtenancies. The words "Landlord" and "Tenant" as used herein shall include the plural as well as the singular. If there is more than one tenant, the obligations hereunder imposed upon the Tenant shall be joint and several. Time is of the essence of this Lease and each and all of its provisions. This Lease shall be construed and enforced in accordance with the laws of the State of California. The term "Default Interest Rate" shall mean an annual rate equal to the reference or prime rate of Bank of America ("Reference Rate"), or the successor to such rate, plus 2 percentage points per annum, or the maximum interest rate permitted by law, whichever is less. Any amount due from Tenant, if not paid when first due, shall bear interest at the Default Interest Rate from the date due until paid. If any covenant, agreement, or condition of this Lease or the application thereof to any person, firm, corporation, or circumstance is or becomes to any extent invalid or unenforceable, the remainder of this Lease, or the application of such covenant, agreement, or condition to persons, firms, corporations, or circumstances other than.those as to which it is invalid or unenforceable, shall not be affected thereby, and in lieu of each clause or provision of this Lease that is illegal, invalid, or unenforceable, there shall be added as a part of this Lease a clause or provision as similar in terms to such clause or provision as is possible and as may be legal, valid, and enforceable. If any excavation or other building operation shall be made, or is about to be made, upon any adjoining property or streets, upon the request of Landlord, Tenant shall permit the owner or lessee of such adjoining property and their respective representatives to enter the Premises and shore the foundations and walls thereof, and to do any other act or thing reasonably necessary, in Landlord's opinion, for the safety or preservation of the Premises. Landlord's acceptance of a partial rent payment shall not constitute a waiver of any rights of Tenant or Landlord, including, without limitation, any right Landlord may have to recover possession of the Premises, in unlawful detainer, or otherwise. The parties agree that, except as in this Lease otherwise provided, and subject to the provisions of paragraph 35 of this Lease, the covenants and agreements herein contained shall bind and inure to the benefit of the successors and assigns of the parties.

          Exhibits A through F are attached hereto and become part of this Lease.

          IN WITNESS WHEREOF, Landlord and Tenant have executed this Lease as of the day and year first above written.


          LANDLORD:

          GREENVILLE DALLAS DELAWARE, INC., a Delaware corporation


          By         /s/  S. Bradford Child
             ------------------------------------------------------

              Its
                 --------------------------------------------------


          And By
                ---------------------------------------------------

               Its
                  -------------------------------------------------




          TENANT:

          ADC TELECOMMUNICATIONS, INC., a Minnesota corporation


          By        /s/ LeRoy Morgan
             ------------------------------------------------------

               Its    Vice President
                   ------------------------------------------------


          FIBERMUX CORPORATION, a California corporation



          By        /s/ Steve Kim
             ------------------------------------------------------
                    Steve Y. Kim, President


          And By    /s/ Frederic T. Boyer
                 ----------------------------------------------
                    Frederic T. Boyer, Chief Financial Officer

                                    EXHIBIT A



















                    INSIDE OF SHADED AREA = "ROCKWELL AREA"
                                 410 SPACES

                         BALANCE IS "FIBERMUX/AREA"

                                    EXHIBIT B

                                LEGAL DESCRIPTION

Parcels B and C and the Southerly 111.5 of D of Parcel Map L.A. No. 5336, in the City of Los Angeles, in the County of Los Angeles, State of California, as per map filed in Book 168 Pages 61 and 62 of Parcel Maps, in the Office of the County Recorder of Los Angeles, State of California.

Except 50 percent of all oil, gas, mineral, asphaltum and other hydrocarbon substances underlying said property or that may be produced thereon or therefrom, but without the right of entry above the depth of 500 feet below the surface of said land, as reserved by Frank S. Lombardi, et al. in Deed recorded March 1, 1956 in Book 50473 Page 258, Official Records.

OFFICE -- ASSEMBLY/WAREHOUSE





























                              FIBERMUX BLOCK PLAN
                                 FIRST FLOOR
                        21415 PLUMMER ST CHATSWORTH, CA
                                   12/7/92

                             FIBERMUX BLOCK PLAN
                               SECOND FLOOR
                       21415 PLUMMER ST CHATSWORTH, CA
                                 12/7/92

                                    EXHIBIT C


                                                               December 9,  1992
                                                               VER. B

                                 SCOPE STATEMENT

                                FIBERMUX PROJECT

                              21415 PLUMMER STREET
OFFICE

  ARCHITECTURAL

    A. Reuse existing walls to extent possible.

    B. All walls to receive paint (some graphics may be used). VP and President's offices to receive grade 1 vinyl. Restrooms to receive grade 2 vinyl.

    C. Reuse existing ceiling tile and grid replacing damaged tile as required.

    D. Reuse existing doors and frames. Replace existing hardware with Schlage L series. Any new doors and frames to match existing. A master key system for the building is desirable.

    E. Office areas will be carpeted reusing existing to the extent possible. All new carpet will be broadloom. Reused carpet will be thoroughly cleaned before occupancy.

    F. Provide alternate cost to install dissipative tile, Armstrong Excelon SDT, in the lab areas.

    G. Major corridor walls to receive grade 2 vinyl.

    H. Reuse existing window treatments. Replace missing and repair nonfunctional window treatment items.

    I. All construction will be in accordance with all laws, codes, and regulations including ADA.

    ALTERNATES

    A. Provide cost to upgrade ceiling tile to USG Glacier 2'x 2' with shadow reveal as an alternate.

    B. Provide cost to upgrade all doors to solid core oak doors.

    C. Provide alternative cost for multispec (Zolatone) paint on major corridor walls.

    E. Director, VP offices and conference room walls will extend to the deck and receive sound batt insulation. All other walls shall extend to the dropped ceiling unless otherwise required by code.

  ELECTRICAL

    A. Reuse existing light fixtures. Provide Lithonia Optimax 2'x 4' fixtures in the CADD drafting area.

    B. Convenience power and communications wiring to be supplied to panel workstations through power poles. Three duplex outlets and one communications outlet box to be provided in each private office. Communication outlets will be piped in the wall to the plenum space.

    C. Tenant has a LAN that will require wiring.

    D. All communication and computer wiring to be performed by the communication contractor.

    E. Re configure the emergency lighting to support the new room layout.

    F. General Contractor will remove all workstation communication cabling. The house and entrance cabling will remain.

    ALTERNATES

    A. Provide cost to upgrade light fixtures to Lithonia Optimax in the open office areas as an alternate. Recessed can fixtures will be utilized along one long wall of each room with the Optimax fixtures to eliminate the "cave" effect.

    B. Develop alternate cost to add Leviton occupancy sensing switches to all private offices and conference rooms.

  MECHANICAL

    A. HVAC system to be re configured as necessary to provide comfort to new room layout. Existing HVAC heat pumps will be reused with new distribution provided. Any new diffusers to match existing. HVAC system to be tested and balanced before occupancy.

    B. Provide additional HVAC capacity as required to meet comfort requirements.

    C. Review the possibility of moving the air handlers (one or more on the lower floor) to improve the layout and flow of the assembly process. Develop a cost alternative associated with the scheme along with detailed drawings.

  FURNISHINGS

    A. Tenant will provide office furniture and all labor and equipment to move furniture and furnishings to the building.

    B. Contractor will provide electricians to make connections to the furniture panels during the move.

    C. Tenant will provide A/V equipment (except screens) and white boards.

  ALTERNATES

    A. Provide a recessed aluminum framed bulletin board with sliding, lockable glass doors (4'x 6') next to the lunch room entrance.

LUNCH ROOM

  ARCHITECTURAL

    A. Walls will receive grade 2 vinyl. More than one type of vinyl incorporating graphics will likely be used.

    B. Floors will be carpeted except in vending and serving areas which will be VCT tile.

    C. Casework in the lunch room will be new. Provide pigeonhole unit for bag lunches.

    ALTERNATES

    A. Provide alternate price for ceramic tile in place of VCT in vending and serving areas.

  ELECTRICAL

    A. Provide necessary power and water to vending machines. Estimate 6 vending machines at 20A each plus two additional 20A outlets for microwaves. The coffee machine will require a 3/8" water line.

    B. Provide utility connections required for future soup and salad bar including drain (note: the drain could be handled with an integral sump and pump in the salad bar).

    B. Lighting will be a combination of recessed cans and accent lighting.

  MECHANICAL


    A. Provide adequate ventilation including air changes in lunch room. Note there is a concern regarding food odors in the eating areas.

    ALTERNATES

    A. Provide the cost to add activated charcoal filtration to the lunch room air handlers.

  FURNISHINGS

    A. Tenant will provide new furniture for the lunch room.

TRAINING CENTER/CONFERENCE ROOMS/DEMO ROOM/BOARD ROOM

  ARCHITECTURAL

    A. Wall covering to be grade 2 vinyl.

    B. Doors to have sound gaskets and threshold seals.

    C. Each room will have an AV screen.

    D. Provide blocking to support white boards.

    E. Provide tack strips (2 walls) in the Training Room.

    F. One conference room will be configured to support video conferencing and will require acoustic panels on all the walls.

    ALTERNATES

    A. Provide cost to extend all drywall partitions to the deck and receive sound batt insulation.

    B. Provide alternate cost for 2'x 2' USG Glacier tile with shadow reveal edge and foil backing.

  ELECTRICAL

    A. Lighting must support A/V presentations as well as good general lighting. Must be able to dim lighting or provide various lighting levels through light types.

    B. Provide wall mounted raceways along the two longest walls to furnish power and communication connection in the Training Room.

    C. Provide five boxes piped to the plenum in one conference room to support video teleconferencing.

    D. Each conference room will have one communication box piped to the plenum to provide network connection.

  MECHANICAL

    A. Separate HVAC control for these spaces to be provided.

    B. HVAC to be sized to provide comfort at maximum room occupancy and equipment load (e.g. computer training).

COMPUTER ROOM

  ARCHITECTURAL

    A. Walls will extend to the deck

    B. Install 2' x 4' vinyl coated ceiling tile.

    C. Floor will receive dissipative VCT tile.

    D. This room is a secured area and will minimally require a secure lock (e.g. Medico) or a card reader station if such a system is installed by the Tenant.

    E. The existing computer room will be relocated.

    ALTERNATES

    A. Provide cost for access flooring including ramp and railing in one-half of the room.

    B. Provide cost of viewing window in hallway wall (4' x 6') if allowable by code.

  ELECTRICAL

    A. Reuse existing lighting, if possible.

    B. Power requirements will be identified on separate attached list.

    C. Provide EPO switch at the door for the computer equipment as required by code.

  MECHANICAL

    A. Room shall have separate HVAC control including humidity control. Reuse existing equipment, if possible.

    ALTERNATES

    A. Provide a separate zone pre-action sprinkler system coordinated with the EPO system.

ASSEMBLY AREA

  ARCHITECTURAL

    A. All walls to receive paint and possibly graphics.

    B. Floor to be VCT tile. Floor to receive static dissipative wax before occupancy.

    C. Reuse existing ceiling tile and lighting.

    D. Warehouse floors will be sealed with gray urethane.

    E. All warehouse walls to receive paint.

    F. Provide capability to load/unload trucks at the grade level doors. This may require a lift which might be recessed into the floor.

    G. Provide a strip curtain enclosure for the water wash machine. Note: a frame to support the curtain will have to be fabricated.

    H. Provide a curb around the water wash machine (suggest a painted flange curb, gasketed and bolted to the floor).

    I. Fencing could be used to secure the stock areas.

    J. Provide the capability to handle and properly dispose of trash. Design must comply with existing laws and regulations.

    ALTERNATES

    A. Provide alternate cost to remove dropped ceiling and provide lighting using fluorescent industrial fixtures. This alternate would include using spiral duct for HVAC which would be painted. Exposed ceiling would be reviewed for finish.

    B. Provide the cost for corner protectors and wall protection on walls in the high traffic areas of the warehouse and assembly areas.

  ELECTRICAL

    A. Provide convenience power to benches via drop cords. See the layout for locations.

    B. Electrical power and utility connections for assembly equipment are provided in the attached equipment list.

  MECHANICAL

    A. Provide a compressed air distribution system. Air compression system will include a compressor, dryer and coalescing filter furnished by the Tenant.

    B. Recommendations for compressed air system are attached.

    C. Provide vacuum system piping from the vacuum pump (by Tenant) to required equipment (see equipment schedule).

OTHER

  FIRE PROTECTION

    A. Revise the sprinkler system to accommodate the new room layout and meet code and insurance requirements.

    B. Revise the fire alarm system as required to provide the required pull stations and alarm coverage for all areas of the building.

  SECURITY

    A. A card access security system will be reviewed for incorporation. Such a system will include card readers at primary entrances, electric strikes in those entrance doors and release switches in panic hardware.

    B. All door locks will be organized to a building master system.

  LIFE SAFETY

    A. Provide required fire extinguishers.

    ALTERNATES

    A. Provide recessed fire extinguisher and first aid cabinets.


  PAGING

    A. Provide a paging system for the assembly and warehouse areas.

  PLUMBING

    A. All existing restroom and drinking fountain fixtures to remain.

    B. See lunch room and assembly area equipment lists for other plumbing requirements.

    C. Provide an eyewash and emergency shower near the water wash machine.

                                    EXHIBIT D

                              APPRAISAL PROCEDURES


          The parties to this Lease will initially attempt to agree upon the Market Rent. If they have been unable to so agree within the period that they are required to agree as to such matter under the Lease, then either party may request by written notice to the other party ("Appraisal Request") that the matter be determined by an appraisal board consisting of three appraisers who are members of the Appraisers Institute (or a successor or similar organization, if such organization no longer exists) and have at least five (5) years' experience appraising commercial real estate in the Chatsworth, California area. One appraiser will be appointed by each party, and each such appraiser will have no material financial or other business interest in common with the party selecting such appraiser. If a party fails to appoint an appraiser and notify the other party of such appointment within 30 days after the Appraisal Request is made, then the appraiser that was appointed by such other party within such 30 day period will be the sole appraiser. If two appraisers are properly appointed and such first two appraisers are unable to agree on a third appraiser within thirty (30) days after the appointment of the second appraiser, then such third appraiser will be appointed by the presiding judge of the Los Angeles County Superior Court, or by any person to whom such presiding judge formally delegates the matter, or, if such methods of appointment fail, by the American Arbitration Association.

          The parties will submit a copy of this Lease to the sole appraiser or the three appraisers, as the case may be. If the appraisal is conducted by a sole appraiser, such sole appraiser will render to Landlord and Tenant his or her determination of the Market Rent applicable during the period in question to the parties by the 60th day after the Appraisal Request was made. If the appraisal is conducted by three appraisers, each appraiser will submit his or her determination(s) of the Market Rent applicable during the period in question in a sealed envelope by the 30th day following appointment of the last appraiser, and any determinations not submitted by such time shall be disregarded. In such cases, the parties will meet on such 30th day (or if it is not a business day, on the first business day thereafter) at 11:00 a.m. at the office of Landlord, or such other place as the parties may agree, and simultaneously deliver the determinations. If the determinations of at least two of the appraisers are identical in amount, such amount will be deemed the decision of the appraisers. If the determination of the three appraisers are different in amount, the decision as to the Market Rent will be independently determined as follows:

               (a) If neither the highest nor lowest determination differs from the middle determination by more than 15% of such middle determination, then the decision will be deemed to be the average of the three determinations; and

               (b) If clause (a) does not apply, then the decision will be deemed to be the average of the middle determination and the determination closest in amount to such middle determination.


          The decision of the appraisers, determined as above set forth, will be final and non-appealable. The fees and expenses of the appraiser or appraisers will be shared equally by Landlord and Tenant.

          During the period of time that any appraisal is pending under this Lease, Tenant shall pay Base Rent at the rate that was last in effect under the Lease and the appropriate retroactive adjustment shall be made between the parties within 10 days after the appraisers have made their determination.

                                    EXHIBIT E

                              [Issuer's Letterhead]


                      IRREVOCABLE STANDBY LETTER OF CREDIT


To Beneficiaries:

ADC Telecommunications, Inc.            Letter of Credit No.
__________________________________      Issue Date:_______________, 199_
__________________________________

Fibermux Corporation

__________________________________
__________________________________


Gentlemen:

          For the account of GREENVILLE DALLAS DELAWARE, INC. ("Customer"), with an address at 255 Shoreline Drive, Ste. 600, Redwood City, California 94065, THE DEVELOPMENT BANK OF SINGAPORE, LTD. ("Issuer") hereby establishes in your favor as "Beneficiary" this IRREVOCABLE STANDBY LETTER OF CREDIT (the "Standby Letter"), available for payment in the manner and on the terms following:

          1. This Standby Letter authorizes Beneficiary to draw one or more drafts upon Issuer, at sight, in the full amount then due and payable to Beneficiary after Customer's default under the terms of paragraph 23 of that certain Lease dated as of ______________, 1992, between Greenville Dallas Delaware, Inc., as Landlord, and ADC Telecommunications, Inc. and Fibermux Corporation, jointly as Tenant (the "Lease").

          2.   Beneficiary's Draft(s) must:

               (a) not exceed, in the aggregate,_______________Dollars (US$___________) (the "Drawing Amount");

               (b) not be dated later than the Expiry Date specified in paragraph 6 of this Standby Letter;

               (c) quote upon its face, "Drawn under Irrevocable Standby Letter of Credit No.________________, dated_____________,199_, and issued by THE DEVELOPMENT BANK OF SINGAPORE, LTD. (NEW YORK

                    AGENCY),       [insert address]    ; and
                              -------------------------

               (d) be duly completed and signed in the form of EXHIBIT SL.1 attached to this Standby Letter and incorporated by reference as though repeated here verbatim.

          3. This Standby Letter has the sole purpose of making payment available against the monetary sum due and owing from Customer to Beneficiary after Customer's default under paragraph 23 of the Lease, all as certified by Beneficiary in the Request for Payment (described under paragraph (4) of this Standby Letter).

          4. To receive payment under this Standby Letter, Beneficiary must present the following documents (the "Required Documents"):

               (a) Beneficiary's original Draft as detailed in paragraph 2 of this Standby Letter;

               (b) the original of a Request for Payment Under Irrevocable Standby Letter of Credit (the "Request For Payment") written on Beneficiary's letterhead, duly completed and signed by persons who certify their authority to bind Beneficiary, all in the form of EXHIBIT SL.2 attached to this Standby Letter and incorporated by reference as though repeated here verbatim; and

               (c)  the original of this Standby Letter.

          5. Reference in this Standby Letter to the Lease Agreement or to any other aspect of the underlying bargain between Beneficiary and Customer is for identification purpose only. No intent exists to incorporate into this Standby Letter any term of the Lease or any aspect of such underlying bargain.

          6. This Standby Letter shall stay in force until 11.59 p.m., New York, New York time on the ______ day of __________________, 199__ (as may be extended from time to time, the "Expiry Date") and shall be deemed automatically extended without amendment for additional periods of not less than one (1) year from the then effective Expiry Date until __________________, 199__ , unless not later than sixty (60) days prior to the then effective Expiry Date Issuer shall present to Beneficiary a notice that this Standby Letter will not be renewed or that this Standby Letter will be renewed for an additional period of less than one (1) year.

          7. Beneficiary must present all the Required Documents on or before the Expiry Date to Issuer at Issuer's letter of credit department, [Insert address]. The word "present" (or "presentation" for purposes of this Standby Letter) means actual receipt through registered mail, through a professional overnight courier service, or through personal hand delivery.

          8. The right to draw under this Standby Letter may not be assigned and shall not be transferable.

          9. The amount available under this Standby Letter should be irrevocably decreased from time to time by the amount of each Draft honored by Issuer. In the spaces provided below in this paragraph, Issuer shall note the amount of each such Draft so honored, the date it paid such Draft and the reduced amount available under this Standby Letter as consequence of each such payment.

                                                   Reduced amount of this
 Draft Amount                 Date Paid                 Standby Letter
- ---------------          --------------------     ------------------------

- ---------------          --------------------     ------------------------
- ---------------          --------------------     ------------------------
- ---------------          --------------------     ------------------------
- ---------------          --------------------     ------------------------
- ---------------          --------------------     ------------------------


          10. This Standby Letter shall be governed by the Uniform Customs and Practice for Documentary Credits (1983 Revision) Publication No. 400 of the International Chamber of Commerce (the "Uniform "Customs") and, as to matters not governed by the Uniform Customs, the laws of the State of New York.

          11. Issuer engages with Beneficiary that each Draft and other Required Documents related thereto shall be duly honored upon presentation to the Issuer of such Required Documents if drawn and presented in strict compliance with the terms of this Standby Letter.

                                          THE DEVELOPMENT BANK OF SINGAPORE,
                                          LTD. (NEW YORK AGENCY)


                                          By________________________________

                                               Its__________________________



               PLEASE EXAMINE THIS STANDBY LETTER AT ONCE. IF YOU FEEL UNABLE TO MEET ANY OF ITS REQUIREMENTS, PLEASE CONTACT CUSTOMER IMMEDIATELY TO SEE IF THE STANDBY LETTER CAN BE AMENDED. OTHERWISE, YOU RISK LOSING PAYMENT UNDER THIS STANDBY LETTER FOR FAILURE TO COMPLY STRICTLY WITH ITS TERMS AS WRITTEN.

                                  EXHIBIT SL.1

                                      DRAFT


          Drawn under Irrevocable Standby Letter or Credit No.________, dated _____________________________, 199__, and issued by THE DEVELOPMENT BANK OF
SINGAPORE. LTD. (NEW YORK AGENCY)

$______________________                      ___________________ __, _____

          On sight, pay_______________________________________________DOLLARS
(US$________________________) by a single check payable to the following two (2) payees: ADC Telecommunications, Inc. and Fibermux Corporation.

TO:   The Development Bank of Singapore (New York Agency)
      [Address of Bank]
      Attn:  Letter of Credit Department



                                          ADC TELECOMMUNICATIONS, INC.


                                          By_________________________________

                                               Title_________________________



                                          FIBERMUX CORPORATION


                                          By_________________________________

                                               Title_________________________

                                  EXHIBIT SL.2

                           [Beneficiary's Letterhead]

                               REQUEST FOR PAYMENT
                                      UNDER
                      IRREVOCABLE STANDBY LETTER OF CREDIT

[Date]

                                             Letter of Credit No._____________
                                             Issue Date:_______________, 19___

To Issuer:
The Development Bank of Singapore, Ltd. (New York Agency)
[Address of Bank]
Attn:  Letter of Credit Department

Gentlemen:

          The undersigned are, collectively, the "Beneficiary" of the captioned IRREVOCABLE STANDBY LETTER OF CREDIT (the "Standby Letter"). As the "Issuer," you established the Standby Letter in Beneficiary's favor for the account of the "Customer," GREENVILLE DALLAS DELAWARE, INC. Beneficiary hereby draws on the Standby Letter in the amount of________________________________________________
Dollars (US$________________________).

          In support of this drawing, Beneficiary hereby certifies and warrants:

     1. The Standby Letter was issued to back up certain of Customer's obligations under a lease (the "Lease"), as more particularly described in the Standby Letter.

     2. The Customer has defaulted on one or both of the following obligations (Beneficiary must so indicate below) imposed upon Customer by the Lease:

          (a) Customer has failed to keep the Standby Letter in effect for the period of time required by paragraph 23 of the Lease [yes ____]; or

          (b) Customer has defaulted in the performance of Landlord's Environmental Indemnity in a manner and as defined in paragraph 23 of the Lease [yes ____].

Such default(s) have not only occurred but are continuing without cure. Beneficiary has not transferred or otherwise assigned, in whole or in part, its rights under the Lease.

     3. This Request For Payment is attached to a Draft for the sum of ________________________________________________________________Dollars
(US$________________). That Draft, this Request For Payment and the original copy of the Standby Letter constitute the "Required Documents" referred to in paragraph (4) in the Standby Letter.

     4. If paragraph 2 (b) of this Request for Payment is applicable, under the terms of the Lease the sum of such Draft is presently due and payable from Customer to Beneficiary, but Customer has wrongfully failed to pay such sum. Beneficiary served upon Customer and other parties all demands, notices, and the like as required (if any) under the Lease.

     5. The terms of the Lease presently entitle Beneficiary to draw upon the Standby Letter for the full sum of the Draft to which this Request For Payment is attached.

     6. Each individual who has signed this Request for Payment and accompanying Draft:

           (i) is an officer of the Beneficiary for which such individual signed, and

          (ii) has authority to bind such Beneficiary in all matters concerning the Standby Letter.

          IN WITNESS WHEREOF, the undersigned Beneficiary executed, attested or otherwise officially sealed (as applicable), delivered, and presented this Request (for Payment, attached to the undersigned Beneficiary's Draft, this day of _____________________________, 19__.

                        ADC TELECOMMUNICATIONS, INC.


                        By:___________________________________________________

                             Title:___________________________________________


                        FIBERMUX CORPORATION

                        By:___________________________________________________

                             Title:___________________________________________

                                    EXHIBIT F


                         SUBORDINATION, NON-DISTURBANCE
                            AND ATTORNMENT AGREEMENT


          THIS AGREEMENT, dated as of ___________________________ , 199__, among
GOVERNMENT OF SINGAPORE INVESTMENT CORPORATION (REALTY) PTE. LTD., a Singapore corporation ("Beneficiary"), GREENVILLE DALLAS DELAWARE, INC., a Delaware corporation ("Landlord"), ADC TELECOMMUNICATIONS, INC., a Minnesota corporation, and FIBERMUX CORPORATION, a California corporation (collectively, "Tenant").

          WITNESSETH:

          WHEREAS, Beneficiary is the beneficiary under that certain deed of trust dated as of October 3, 1986, recorded January 26, 1988 as Instrument No. 88-109752, Official Records, Office of the County Recorder of Los Angeles, State of California (said deed of trust, as it may be amended, increased, renewed, modified, consolidated, replaced, combined, substituted, severed, split, spread or extended, being hereinafter referred to as the "Deed of Trust"), between Beneficiary and the trustor described therein (predecessor in interest to the Landlord described above), which encumbers the land and the buildings located at 21415 and 21605 Plummer Street, Los Angeles, California, and more particularly described therein (the "Property").

          WHEREAS, Tenant and Landlord have entered into a certain agreement of lease dated December 18, 1992 (such Lease, as it may be hereafter amended from time to time with the Beneficiary's consent, being referred to as the "Lease") covering certain premises (the "Demised Premises") in the Property.

          NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

     1. Tenant covenants and agrees that the Lease now is and shall at all times continue to be subject and subordinate in each and every respect to the Deed of Trust. Tenant, upon request, shall execute and deliver any certificate or other instrument which the Beneficiary may reasonably request to confirm said subordination.

     2. Tenant certifies that the Lease is presently in full force and effect and unmodified and no base rent payable thereunder has been paid more than 1
(one) month in advance of its due date, and that no material default by Tenant exists under the Lease which has continued beyond the expiration of any applicable grace period.

     3. As long as Tenant is in compliance with the terms of this Agreement and no default exists under the Lease which has continued beyond the expiration of any applicable grace period, Beneficiary shall not name Tenant as a party defendant to any action for foreclosure or other enforcement of the Deed of Trust (unless required by law), nor shall the Lease be terminated by Beneficiary in connection with, or by reason of, foreclosure or other proceedings for the enforcement of the Deed of Trust, or by reason of a transfer of the landlord's interest under the Lease pursuant to the taking of a deed or assignment in lieu of foreclosure (or similar device), nor shall Beneficiary interfere with Tenant's use or possession of the Demised Premises unless the holder of the landlord's interest under the Lease (the "Landlord") would have had the right to do so if the Deed of Trust had not been made, provided that the Person (as defined in the Deed of Trust) acquiring, or succeeding to, the interests of the Landlord as a result of any such action or proceeding, and such Person's successors and assigns (any of the foregoing being hereinafter referred to as the "Successor"), shall not be:

     (a) subject to any credits, offsets, defenses or claims which Tenant may have against any prior Landlord, except as permitted by the Lease or by statute; or

     (b) bound by base rent which Tenant might have paid for more than the current month to any prior Landlord, unless such prepayment shall have been made with Beneficiary's prior written consent; or

     (c)  liable for any act or omission of any prior Landlord; or

     (d) bound by any covenant to undertake or complete any improvement to the Demised Premises or the building forming a part of the Property except as expressly required of the Landlord pursuant to the Lease; or

     (e) required to account for any security deposit other than any security deposit actually delivered to the Successor; or

     (f) liable for any payment to Tenant of any sums, or the granting to Tenant of any credit, in the nature of a contribution towards the cost of preparing, furnishing or moving into the Demised Premises or any portion thereof except as expressly required of the Landlord pursuant to the Lease.

     4. If the interest of the Landlord under the Lease shall be transferred by reason of foreclosure or other proceedings for enforcement of the Deed of Trust or pursuant to a taking of a deed in lieu of foreclosure (or similar device), Tenant shall be bound to the Successor under all of the terms, covenants and conditions of the Lease for the balance of the term thereof remaining, with the same force and effect as if the Successor were the Landlord, and Tenant hereby does (a) agree to attorn to the Successor, including Beneficiary if it be the Successor, as its Landlord,
(b) affirm its obligations under the Lease, and (c) agree to make payments of all sums due under the Lease to the Successor, said attornment, affirmation and agreement to be effective and self-operative without the execution of any further instruments, upon the Successor succeeding to the interest of the Landlord under the Lease. Tenant waives the provisions of any statute or rule of law now or hereafter in effect that may give or purport to give it any right or election to terminate or otherwise adversely affect the Lease or the obligations of Tenant thereunder by reason of any foreclosure or similar proceeding.

     5. Tenant shall not change the terms, covenants, conditions and agreements of the Lease in a manner which materially reduces the rent or other charges payable or space demised thereunder or has a material adverse effect upon the value of the landlord's interest thereunder without the express consent in writing of the Beneficiary.

     6. Tenant shall notify Beneficiary of any default of the Landlord under the Lease which would entitle Tenant to cancel the Lease or abate the rent or any additional rent payable thereunder, and agrees that Beneficiary shall have the same rights to cure any such default as are afforded to the Landlord under the Lease.

     7. Anything herein or in the Lease to the contrary notwithstanding, in the event that Beneficiary shall acquire title to the Property, Beneficiary shall have no obligation, nor incur any liability, beyond Beneficiary's then interest, if any, in the Property and Tenant shall look exclusively to such interest of Beneficiary, if any, in the Property for the payment and discharge of any obligations imposed upon Beneficiary hereunder or under the Lease and Beneficiary is hereby released or relieved of any other liability hereunder and under the Lease. Tenant agrees that with respect to any money judgment which may be obtained or secured by Tenant against Beneficiary, Tenant shall look solely to the estate or interest owned by Beneficiary in the Property and Tenant will not collect or attempt to collect any such judgment but of any other assets of Beneficiary.

     8. Tenant acknowledges that it has notice that Landlord's interest under the Lease and the rent and all other sums due thereunder have been assigned to Beneficiary as part of the security for the note secured by the Deed of Trust. In the event that Beneficiary notifies Tenant of a default under the Deed of Trust and demands that Tenant pay its rent and all other sums due under the Lease to Beneficiary, Tenant and Landlord agree that Tenant shall pay its rent and all other sums due under the Lease to Beneficiary.

     9. This Agreement may not be modified except by an agreement in writing signed by the parties or their respective successors in interest. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective legal representatives, successors and assigns.

     10. Nothing contained in this Agreement shall in any way impair or affect the lien created by the Mortgage except as specifically set forth herein.

     11. The Tenant agrees that this Agreement satisfied any condition or requirement in the Lease relating to the granting of a non-disturbance agreement by Beneficiary. Tenant further agrees that in the event there is any inconsistency between the terms and provisions hereof and the terms and provisions of the Lease dealing with non-disturbance by Beneficiary, the terms and provisions hereof shall be controlling.

     12. All notices, demands or requests made pursuant to, under, or by virtue of this Agreement, must be in writing and mailed to the party to whom the notice, demand or request is being made by certified or registered mail. For such purposes, the addresses of the parties shall be as follows:

          IF TO BENEFICIARY:

          Government of Singapore Investment Corporation (Realty) Pte. Ltd.

          -----------------------------------------------
          -----------------------------------------------
          -----------------------------------------------

          IF TO LANDLORD:

          Greenville Dallas Delaware, Inc.
          c/o GSIC Realty Corporation
          255 Shoreline Drive
          Suite 600
          Redwood City, California 94065


          IF TO TENANT:

          Fibermux Corporation
          9310 Topanga Canyon Blvd.
          Chatsworth, California 91311
          (prior to the Commencement Date under the Lease)

          or

          Fibermux Corporation
          21415 Plummer Street
          Chatsworth, California 91311
          (after the Commencement Date under the Lease)

          With a copy to:

          ADC Telecommunications, Inc.
          12501 Whitewater Drive
          Minnetonka, Minnesota 55343
          (Attn: Chief Financial Officer and Attn: General Counsel)

Any party may change the place that notices and demands are to be sent by written notice delivered in accordance with this Agreement.


     13. This Agreement shall be governed by the laws of the State of California.

     14. If any term of this Agreement or the application thereof to any person or circumstances shall to any extent be invalid or unenforceable, the remainder of this Agreement or the application of such term to any person or circumstances other than those as to which it is invalid or unenforceable shall not be affected thereby, and each term of this Agreement shall be valid and enforceable to the fullest extent permitted by law.

            IN WITNESS WHEREOF, the parties hereto have hereunto caused this Agreement to be duly executed as of the day and year first above written.


                                        Beneficiary:

                                        GOVERNMENT OF SINGAPORE
                                        INVESTMENT CORPORATION
                                        (REALTY) PTE. LTD.


                                        By_________________________________

                                             Its___________________________

                                         Tenant:


                                          ADC TELECOMMUNICATIONS, INC.,
                                          a Minnesota corporation

                                          By
                                            --------------------------------

                                          Its
                                             -------------------------------



                                          FIBERMUX CORPORATION,
                                          a California corporation


                                          By
                                            --------------------------------
                                                   Steve Y. Kim, President

                                          And By
                                                ---------------------------
                                                  Frederic T. Boyer, Chief
                                                  Financial Officer


                                          Landlord:

                                          GREENVILLE DALLAS DELAWARE, INC.


                                          By
                                            -------------------------------

                                           Its
                                               ----------------------------


                                          And By
                                                ---------------------------

                                           Its
                                                ---------------------------

State of California                      )
                                         )SS.
County of Los Angeles                    )


     On _____________________________, before me, _____________________________, personally appeared Steve Y. Kim and Frederic T. Boyer, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that they executed the same in their authorized capacities, and that by their signature on the instrument the entity on behalf of which the persons acted executed the instrument.

WITNESS my hand and official seal.

Signature:___________________________    (Seal)



State of California                      )
                                         )SS.
County of Hennepin                       )


     On ____________________________ , before me, ______________________________
personally appeared Steve Y. Kim and Frederic T. Boyer, personally known to me (or proved to me on the basis of satisfactory evidence) to be the persons whose names are subscribed to the within instrument and acknowledged to me that they executed the same in their authorized capacities, and that by their signatures on the instrument the entity on behalf of which the persons acted executed the instrument.

WITNESS my hand and official seal.

Signature: ___________________________   (Seal)

State of California                     )
                                        )SS.
County of ____________                  )


      On ________________, before me, _________________________, personally appeared ______________________________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the persons whose names are subscribed to the within instrument and acknowledged to me that they executed the same in their authorized capacities, and that by their signatures on the instrument the entity on behalf of which the persons acted executed the instrument.

WITNESS my hand and official seal.

Signature: _________________________         (Seal)

[Attach Singapore acknowledgment for Beneficiary]

                               MEMORANDUM OF LEASE


      THIS MEMORANDUM OF LEASE ("Memorandum") is made as of December 18,1992, among GREENVILLE DALLAS DELAWARE, INC., a Delaware corporation ("Landlord"), and ADC TELECOMMUNICATIONS, INC., a Minnesota corporation, and FIBERMUX CORPORATION, a California corporation (collectively, "Tenant").

      AGREEMENT:

      For valuable consideration, Landlord and Tenant agree as follows:


      1. PREMISES. Landlord has leased to Tenant and Tenant has leased from Landlord the Premises as set forth in the Lease dated as of the date of this Memorandum, between Landlord and Tenant ("Lease"), such Premises consisting of the building known as 21415 Plummer Street, Chatsworth, California, and certain parking areas. Such building and certain of such parking areas are situated, together with the building known as 21605 Plummer Street, Chatsworth, California and certain other parking areas, on the land legally described on attached Exhibit A.

      2. INCORPORATION OF LEASE TERMS. This Memorandum is made subject to and together with all of the terms, covenants and conditions contained in the Lease and any amendments that may be made from time to time to the Lease. All of the terms, covenants and conditions of the Lease and any amendments that may be made from time to time to the Lease are incorporated in this Memorandum by this reference as fully as if they had been set forth in this Memorandum. All capitalized words used in this Memorandum that are not defined in this Memorandum have the definitions given them in the Lease.


      3. TERM; EXTENSION RIGHTS. The term of the Lease will commence on the Commencement Date as defined in the Lease and will end, unless sooner terminated as provided in the Lease, on the last day of the 72nd month after the Commencement Date; provided, however, that Tenant has the right to extend the term for two (2) additional consecutive six year periods, as set forth in the Lease.

      4. OTHER RIGHTS. Tenant has expansion rights and rights of first offer regarding the building known as 21605 Plummer Street and certain parking areas on the land legally described on attached Exhibit A, all as set forth in the Lease.

      EXECUTION:

      Landlord and Tenant have executed this Memorandum of Lease as of the date first written above.


                                             LANDLORD:

                                             GREENVILLE DALLAS DELAWARE,
                                             INC., a Delaware corporation


                                             By   /s/ S. Bradford Child
                                                -------------------------------

                                             Its
                                                -------------------------------


                                             And By
                                                   ---------------------------

                                             Its
                                                ------------------------------


                                             TENANT:

                                             ADC TELECOMMUNICATIONS,
                                             INC., a Minnesota corporation


                                             By   /s/ LeRoy J. Morgan
                                                -------------------------------

                                             Its  Vice President
                                                 ------------------------------



                                             FIBERMUX CORPORATION, a
                                             California corporation


                                             By   /s/ Steve Y. Kim
                                                -------------------------------
                                                  Steve Y. Kim, President


                                             And By   /s/ Frederic T. Boyer,
                                                    ---------------------------
                                                    Frederic T. Boyer, Chief
                                                    Financial Officer

State of California                     )
                                        )SS.
County of  SAN MATEO                    )
          -----------

      On   JAN 13, 1993  , before me,       ANNE MOK                personally
         ----------------             -----------------------------
appeared      S BRADFORD CHILD     , personally known to me to be the persons
         --------------------------
whose names are subscribed to the within instrument and acknowledged to me that they executed the same in their authorized capacities, and that by their signatures on the instrument the entity on behalf of which the persons acted executed the instrument.

WITNESS my hand and official seal.

Signature:    Anne Mok                  (Seal)
           -------------------------


State of Minnesota                      )
                                        )SS.
County of Hennepin                      )


      On ________________, before me, _____________________________ personally appeared __________________________, personally known to me or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument the entity on behalf of which the person acted executed the instrument.

WITNESS my hand and official seal.

Signature: _________________________    (Seal)



State of California                     )
                                        )SS.
County of Los Angeles                   )



      On   1-4-93        , before me, ____________________________ personally
         ----------------
appeared Steve Y. Kim and Frederic T. Boyer, personally known to me (or proved to me on the basis of satisfactory evidence) to be the persons whose names are subscribed to the within instrument and acknowledged to me that they executed the same in their authorized capacities, and that by their signatures on the instrument the entity on behalf of which the persons acted executed the instrument.

WITNESS my hand and official seal.

Signature:    /s/ Janice S. Parvin      (Seal)
           -------------------------

                                                            1-4-93


THIS INSTRUMENT WAS DRAFTED BY,
AND WHEN RECORDED RETURN TO:

Kenneth T. Tyra
Dorsey & Whitney
2200 First Bank Place East
Minneapolis, Minnesota 55402

                                    EXHIBIT A


Parcels B and C and the Southerly 111.5 of D of Parcel Map L.A. No. 5336, in the City of Los Angeles, in the County of Los Angeles, State of California, as per map filed in Book 168 Pages 61 and 62 of Parcel Maps, in the Office of the County Recorder of Los Angeles, State of California.

Except 50 percent of all oil, gas, mineral, asphaltum and other hydrocarbon substances underlying said property or that may be produced thereon or therefrom, but without the right of entry above the depth of 500 feet below the surface of said land, as reserved by Frank S. Lombardi, et al. in Deed recorded March 1, 1956 in Book 50473 Page 258, Official Records.

                         SUBORDINATION, NON-DISTURBANCE
                            AND ATTORNMENT AGREEMENT


           THIS AGREEMENT, dated as of     JANUARY 4        , 1993 among THE
                                       ---------------------
DEVELOPMENT BANK OF SINGAPORE LTD., NEW YORK AGENCY ("Beneficiary"), GREENVILLE DALLAS DELAWARE, INC., a Delaware corporation ("Landlord"), ADC
TELECOMMUNICATIONS, INC., a Minnesota corporation, and FIBERMUX CORPORATION, a California corporation (collectively, "Tenant").

           WITNESSETH:

           WHEREAS, Beneficiary is the beneficiary under that certain deed of trust dated as of May 25,1989, recorded May 31, 1989 as Instrument
No. 89-878400, Official Records, Office of the County Recorder of Los Angeles, State of California, (said deed of trust, as it may be amended, increased, renewed, modified, consolidated, replaced, combined, substituted, severed, split, spread or extended, being hereinafter referred to as the "Deed of Trust"), between Beneficiary and the trustor described therein (predecessor in interest to the Landlord described above), which encumbers the land and the buildings located at 21415 and 21605 Plummer Street, Los Angeles, California, and more particularly described therein (the "Property").

           WHEREAS, Tenant and Landlord have entered into a certain Lease dated December 18, 1992 (such Lease, as it may be hereafter amended from time to time with the Beneficiary's consent, being referred to as the "Lease"), covering certain premises (the "Demised Premises") in the Property.

           NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

      1. Tenant covenants and agrees that the Lease now is and shall at all times continue to be subject and subordinate in each and every respect to the Deed of Trust. Tenant, upon request, shall execute and deliver any certificate or other instrument which the Beneficiary may reasonably request to confirm said subordination.

      2. Tenant certifies that the Lease is presently in full force and effect and unmodified and no base rent payable thereunder has been paid more than 1
(one) month in advance of its due date, and that no material default by Tenant exists under the Lease which has continued beyond the expiration of any applicable grace period.

      3. As long as Tenant is in compliance with the terms of this Agreement and no default exists under the Lease which has continued beyond the expiration of any applicable grace period, Beneficiary shall not name Tenant as a party defendant to any action for foreclosure or other enforcement of the Deed of Trust (unless required by law), nor shall the Lease be terminated by Beneficiary in connection with, or by reason of, foreclosure or other proceedings for the enforcement of the Deed of Trust, or by reason of a transfer of the landlord's interest under the Lease pursuant to the taking of a deed or assignment in lieu of foreclosure (or similar device), nor shall Beneficiary interfere with Tenant's use or possession of the Demised Premises unless the holder of the landlord's interest under the Lease (the "Landlord") would have had the right to do so if the Deed of Trust had not been made, provided that the Person (as defined in the Deed of Trust) acquiring, or succeeding to, the interests of the Landlord as a result of any such action or proceeding, and such Person's successors and assigns (any of the foregoing being hereinafter referred to as the "Successor"), shall not be:

      (a) subject to any credits, offsets, defenses or claims which Tenant may have against any prior Landlord, except as permitted by the Lease or by statute; or

      (b) bound by base rent which Tenant might have paid for more than the current month to any prior Landlord, unless such prepayment shall have been made with Beneficiary's prior written consent; or

      (c)  liable for any act or omission of any prior Landlord; or

      (d) bound by any covenant to undertake or complete any improvement to the Demised Premises or the building forming a part of the Property except as expressly required of the Landlord pursuant to the Lease; or

      (e) required to account for any security deposit other than any security deposit actually delivered to the Successor; or

      (f) liable for any payment to Tenant of any sums, or the granting to Tenant of any credit, in the nature of a contribution towards the cost of preparing, furnishing or moving into the Demised Premises or any portion thereof except as expressly required of the Landlord pursuant to the Lease.

      4. If the interest of the Landlord under the Lease shall be transferred by reason of foreclosure or other proceedings for enforcement of the Deed of Trust or pursuant to a taking of a deed in lieu of foreclosure (or similar device), Tenant shall be bound to the Successor under all of the terms, covenants and conditions of the Lease for the balance of the term thereof remaining, with the same force and effect as if the Successor were the Landlord, and Tenant hereby does (a) agree to attorn to the Successor, including Beneficiary if it be the Successor, as its Landlord, (b) affirm its obligations under the Lease, and (c) agree to make payments of all sums due under the Lease to the Successor, said attornment, affirmation and agreement to be effective and self-operative without the execution of any further instruments, upon the Successor succeeding to the interest of the Landlord under the Lease. Tenant waives the provisions of any statute or rule of law now or hereafter in effect that may give or purport to give it any right or election to terminate or otherwise adversely affect the Lease or the obligations of Tenant thereunder by reason of any foreclosure or similar proceeding.

      5. Tenant shall not change the terms, covenants, conditions and agreements of the Lease in a manner which materially reduces the rent or other charges payable or space demised thereunder or has a material adverse effect upon the value of the landlord's interest thereunder without the express consent in writing of the Beneficiary.

      6. Tenant shall notify Beneficiary of any default of the Landlord under the Lease which would entitle Tenant to cancel the Lease or abate the rent or any additional rent payable thereunder, and agrees that Beneficiary shall have the same rights to cure any such default as are afforded to the Landlord under the Lease.

      7. Anything herein or in the Lease to the contrary notwithstanding, in the event that Beneficiary shall acquire title to the Property, Beneficiary shall have no obligation, nor incur any liability, beyond Beneficiary's then interest, if any, in the Property and Tenant shall look exclusively to such interest of Beneficiary, if any, in the Property for the payment and discharge of any obligations imposed upon Beneficiary hereunder or under the Lease and Beneficiary is hereby released or relieved of any other liability hereunder and under the Lease. Tenant agrees that with respect to any money judgment which may be obtained or secured by Tenant against Beneficiary, Tenant shall look solely to the estate or interest owned by Beneficiary in the Property and Tenant will not collect or attempt to collect any such judgment but of any other assets of Beneficiary.

      8. Tenant acknowledges that it has notice that Landlord's interest under the Lease and the rent and all other sums due thereunder have been assigned to Beneficiary as part of the security for the note secured by the Deed of Trust. In the event that Beneficiary notifies Tenant of a default under the Deed of Trust and demands that Tenant pay its rent and all other sums due under the Lease to Beneficiary, Tenant and Landlord agree that Tenant shall pay its rent and all other sums due under the Lease to Beneficiary.

      9. This Agreement may not be modified except by an agreement in writing signed by the parties or their respective successors in interest. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective legal representatives, successors and assigns.

     10. Nothing contained in this Agreement shall in any way impair or affect the lien created by the Deed of Trust except as specifically set forth herein.

     11. The Tenant agrees that this Agreement satisfied any condition or requirement in the Lease relating to the granting of a non-disturbance agreement by Beneficiary. Tenant further agrees that in the event there is any inconsistency between the terms and provisions hereof and the terms and provisions of the Lease dealing with non-disturbance by Beneficiary, the terms and provisions hereof shall be controlling.

     12. All notices, demands or requests made pursuant to, under, or by virtue of this Agreement, must be in writing and mailed to the party to whom the notice, demand or request is being made by certified or registered mail. For such purposes, the addresses of the parties shall be as follows:

               IF TO BENEFICIARY:

The Development Bank of Singapore, New York Agency

               ---------------------------------
               ---------------------------------
               ---------------------------------

               IF TO LANDLORD:

               Greenville Dallas Delaware, Inc.
               c/o GSIC Realty Corporation
               255 Shoreline Drive
               Suite 600
               Redwood City, California 94065

               IF TO TENANT:

               Fibermux Corporation
               9310 Topanga Canyon Blvd.
               Chatsworth, California 91311
               (prior to the Commencement Date under the Lease)

               or

               Fibermux Corporation
               21415 Plummer Street
               Chatsworth, California 91311
               (after the Commencement Date under the Lease)

               With a copy to:

               ADC Telecommunications, Inc.
               12501 Whitewater Drive
               Minnetonka, Minnesota 55343
               (Attn: Chief Financial Officer and Attn: General Counsel)

Any party may change the place that notices and demands are to be sent by written notice delivered in accordance with this Agreement.

     13. This Agreement shall be governed by the laws of the State of California.

     14. If any term of this Agreement or the application thereof to any person or circumstances shall to any extent be invalid or unenforceable, the remainder of this Agreement or the application of such term to any person or circumstances other than those as to which it is invalid or unenforceable shall not be affected thereby, and each term of this Agreement shall be valid and enforceable to the fullest extent permitted by law.

           IN WITNESS WHEREOF, the parties hereto have hereunto caused this Agreement to be duly executed as of the day and year first above written.


                                             Beneficiary:

                                             THE DEVELOPMENT BANK OF
                                             SINGAPORE, NEW YORK AGENCY

                                             By _______________________________

                                               Its ____________________________

                                             Tenant:

                                             ADC TELECOMMUNICATIONS,
                                             INC., a Minnesota corporation

                                             By    /s/ LeRoy J. Morgan
                                                -------------------------------

                                             Its   Vice President
                                                 ------------------------------



                                             FIBERMUX CORPORATION, a
                                             California corporation


                                             By   /s/ Steve Y. Kim
                                                -------------------------------
                                                    Steve Y. Kim, President

                                             And By  /s/ Frederic T. Boyer
                                                    ---------------------------
                                                    Frederic T. Boyer, Chief
                                                    Financial Officer



                                             Landlord:

                                             GREENVILLE DALLAS DELAWARE,
                                             INC.

                                             By   /s/ S Bradford Child
                                                -------------------------------

                                               Its ____________________________

                                             And By ___________________________

                                               Its ____________________________

State of California                     )
                                        )SS.
County of Los Angeles                   )

      On   1-4-93        , before me, ____________________________, personally
         ----------------
appeared Steve Y. Kim and Frederic T. Boyer, personally known to me (or proved to me on the basis of satisfactory evidence) to be the persons whose names are subscribed to the within instrument and acknowledged to me that they executed the same in their authorized capacities, and that by their signatures on the instrument the entity on behalf of which the persons acted executed the instrument.

WITNESS my hand and official seal.

Signature:    /s/ Janice S. Parvin      (Seal)
           -------------------------


State of Minnesota                      )
                                        )SS.
County of Hennepin                      )

      On ________________, before me, _____________________________, personally appeared __________________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument the entity on behalf of which the person acted executed the instrument.

WITNESS my hand and official seal.

Signature: _________________________    (Seal)

State of California                     )
                                        )SS.
County of  SAN MATEO                    )
           -----------

      On   JAN 13, 1993  , before me,       ANNE MOK               , personally
         ----------------             -----------------------------
appeared      S. BRADFORD CHILD    , personally known to me to be the persons
         --------------------------
whose names are subscribed to the within instrument and acknowledged to me that they executed the same in their authorized capacities, and that by their signatures on the instrument the entity on behalf of which the persons acted executed the instrument.

WITNESS my hand and official seal.

Signature:    Anne Mok                  (Seal)
           -------------------------

[Attach Singapore acknowledgment for Beneficiary]

                         SUBORDINATION, NON-DISTURBANCE
                            AND ATTORNMENT AGREEMENT



           THIS AGREEMENT, dated as of     JANUARY 4        , 1993 among
                                       ---------------------    --
GOVERNMENT OF SINGAPORE INVESTMENT CORPORATION (REALTY) PTE. LTD., a Singapore corporation ("Beneficiary"), GREENVILLE DALLAS DELAWARE, INC., a Delaware corporation ("Landlord"), ADC TELECOMMUNICATIONS, INC., a Minnesota corporation, and FIBERMUX CORPORATION, a California corporation (collectively, "Tenant").

           WITNESSETH:

           WHEREAS, Beneficiary is the beneficiary under that certain deed of trust dated as of October 3, 1986, recorded January 26, 1988 as Instrument No. 88-109752, Official Records, Office of the County Recorder of Los Angeles, State of California (said deed of trust, as it may be amended, increased, renewed, modified, consolidated, replaced, combined, substituted, severed, split, spread or extended, being hereinafter referred to as the "Deed of Trust"), between Beneficiary and the trustor described therein (predecessor in interest to the Landlord described above), which encumbers the land and the buildings located at 21415 and 21605 Plummer Street, Los Angeles, California, and more particularly described therein (the "Property").

           WHEREAS, Tenant and Landlord have entered into a certain Lease dated December 18, 1992 (such Lease, as it may be hereafter amended from time to time with the Beneficiary's consent, being referred to as the "Lease"), covering certain premises (the "Demised Premises") in the Property.


           NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

      1. Tenant covenants and agrees that the Lease now is and shall at all times continue to be subject and subordinate in each and every respect to the Deed of Trust. Tenant, upon request, shall execute and deliver any certificate or other instrument which the Beneficiary may reasonably request to confirm said subordination.

      2. Tenant certifies that the Lease is presently in full force and effect and unmodified and no base rent payable thereunder has been paid more than 1
(one) month in advance of its due date, and that no material default by Tenant exists under the Lease which has continued beyond the expiration of any applicable grace period.

      3. As long as Tenant is in compliance with the terms of this Agreement and no default exists under the Lease which has continued beyond the expiration of any applicable grace period, Beneficiary shall not name Tenant as a party defendant to any action for foreclosure or other enforcement of the Deed of Trust (unless required by law), nor shall the Lease be terminated by Beneficiary in connection with, or by reason of, foreclosure or other proceedings for the enforcement of the Deed of Trust, or by reason of a transfer of the landlord's interest under the Lease pursuant to the taking of a deed or assignment in lieu of foreclosure (or similar device), nor shall Beneficiary interfere with Tenant's use or possession of the Demised Premises unless the holder of the landlord's interest under the Lease (the "Landlord") would have had the right to do so if the Deed of Trust had not been made, provided that the Person (as defined in the Deed of Trust) acquiring, or succeeding to, the interests of the Landlord as a result of any such action or proceeding, and such Person's successors and assigns (any of the foregoing being hereinafter referred to as the "Successor"), shall not be:

      (a) subject to any credits, offsets, defenses or claims which Tenant may have against any prior Landlord, except as permitted by the Lease or by statute; or

      (b) bound by base rent which Tenant might have paid for more than the current month to any prior Landlord, unless such prepayment shall have been made with Beneficiary's prior written consent; or

      (c)  liable for any act or omission of any prior Landlord; or

      (d) bound by any covenant to undertake or complete any improvement to the Demised Premises or the building forming a part of the Property except as expressly required of the Landlord pursuant to the Lease; or

      (e) required to account for any security deposit other than any security deposit actually delivered to the Successor; or

      (f) liable for any payment to Tenant of any sums, or the granting to Tenant of any credit, in the nature of a contribution towards the cost of preparing, furnishing or moving into the Demised Premises or any portion thereof except as expressly required of the Landlord pursuant to the Lease.

      4. If the interest of the Landlord under the Lease shall be transferred by reason of foreclosure or other proceedings for enforcement of the Deed of Trust or pursuant to a taking of a deed in lieu of foreclosure (or similar device), Tenant shall be bound to the Successor under all of the terms, covenants and conditions of the Lease for the balance of the term thereof remaining, with the same force and effect as if the Successor were the Landlord, and Tenant hereby does (a) agree to attorn to the Successor, including Beneficiary if it be the Successor, as its Landlord,
(b) affirm its obligations under the Lease, and (c) agree to make payments of all sums due under the Lease to the Successor, said attornment, affirmation and agreement to be effective and self-operative without the execution of any further instruments, upon the Successor succeeding to the interest of the Landlord under the Lease. Tenant waives the provisions of any statute or rule of law now or hereafter in effect that may give or purport to give it any right or election to terminate or otherwise adversely affect the Lease or the obligations of Tenant thereunder by reason of any foreclosure or similar proceeding.

      5. Tenant shall not change the terms, covenants, conditions and agreements of the Lease in a manner which materially reduces the rent or other charges payable or space demised thereunder or has a material adverse effect upon the value of the landlord's interest thereunder without the express consent in writing of the Beneficiary.

      6. Tenant shall notify Beneficiary of any default of the Landlord under the Lease which would entitle Tenant to cancel the Lease or abate the rent or any additional rent payable thereunder, and agrees that Beneficiary shall have the same rights to cure any such default as are afforded to the Landlord under the Lease.

      7. Anything herein or in the Lease to the contrary notwithstanding, in the event that Beneficiary shall acquire title to the Property, Beneficiary shall have no obligation, nor incur any liability, beyond Beneficiary's then interest, if any, in the Property and Tenant shall look exclusively to such interest of Beneficiary, if any, in the Property for the payment and discharge of any obligations imposed upon Beneficiary hereunder or under the Lease and Beneficiary is hereby released or relieved of any other liability hereunder and under the Lease. Tenant agrees that with respect to any money judgment which may be obtained or secured by Tenant against Beneficiary, Tenant shall look solely to the estate or interest owned by Beneficiary in the Property and Tenant will not collect or attempt to collect any such judgment but of any other assets of Beneficiary.


      8. Tenant acknowledges that it has notice that Landlord's interest under the Lease and the rent and all other sums due thereunder have been assigned to Beneficiary as part of the security for the note secured by the Deed of Trust. In the event that Beneficiary notifies Tenant of a default under the Deed of Trust and demands that Tenant pay its rent and all other sums due under the Lease to Beneficiary, Tenant and Landlord agree that Tenant shall pay its rent and all other sums due under the Lease to Beneficiary.

      9. This Agreement may not be modified except by an agreement in writing signed by the parties or their respective successors in interest. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective legal representatives, successors and assigns.

     10. Nothing contained in this Agreement shall in any way impair or affect the lien created by the Deed of Trust except as specifically set forth herein.

     11. The Tenant agrees that this Agreement satisfied any condition or requirement in the Lease relating to the granting of a non-disturbance agreement by Beneficiary. Tenant further agrees that in the event there is any inconsistency between the terms and provisions hereof and the terms and provisions of the Lease dealing with non-disturbance by Beneficiary, the terms and provisions hereof shall be controlling.

     12. All notices, demands or requests made pursuant to, under, or by virtue of this Agreement, must be in writing and mailed to the party to whom the notice, demand or request is being made by certified or registered mail. For such purposes, the addresses of the parties shall be as follows:

               IF TO BENEFICIARY:

               Government of Singapore Investment Corporation (Realty) Pte. Ltd

               ---------------------------------
               ---------------------------------
               ---------------------------------

               IF TO LANDLORD:

               Greenville Dallas Delaware, Inc.
               c/o GSIC Realty Corporation
               255 Shoreline Drive
               Suite 600
               Redwood City, California 94065

               IF TO TENANT:

               Fibermux Corporation
               9310 Topanga Canyon Blvd.
               Chatsworth, California 91311
               (prior to the Commencement Date under the Lease)

               or

               Fibermux Corporation
               21415 Plummer Street
               Chatsworth, California 91311
               (after the Commencement Date under the Lease)

               With a copy to:

               ADC Telecommunications, Inc.
               12501 Whitewater Drive
               Minnetonka, Minnesota 55343
               (Attn: Chief Financial Officer and Attn: General Counsel)

Any party may change the place that notices and demands are to by sent by written notice delivered in accordance with this Agreement.

     13. This Agreement shall be governed by the laws of the State of California.

     14. If any term of this Agreement or the application thereof to any person or circumstances shall to any extent be invalid or unenforceable, the remainder of this Agreement or the application of such term to any person or circumstances other than those as to which it is invalid or unenforceable shall not be affected thereby, and each term of this Agreement shall be valid and enforceable to the fullest extent permitted by law.

          IN WITNESS WHEREOF, the parties hereto have hereunto caused this Agreement to be duly executed as of the day and year first above written.


                                             Beneficiary:


                                             GOVERNMENT OF SINGAPORE
                                             INVESTMENT CORPORATION
                                             (REALTY) PTE. LTD.

                                             By _______________________________

                                               Its ____________________________

                                             Tenant:

                                             ADC TELECOMMUNICATIONS,
                                             INC., a Minnesota corporation

                                             By    /s/ LeRoy J. Morgan
                                                -------------------------------

                                             Its   Vice President
                                                 ------------------------------



                                             FIBERMUX CORPORATION, a
                                             California corporation


                                             By   /s/ Steve Y. Kim
                                                -------------------------------
                                                    Steve Y. Kim, President

                                             And By  /s/ Frederic T. Boyer
                                                    ---------------------------
                                                    Frederic T. Boyer, Chief
                                                    Financial Officer



                                             Landlord:

                                             GREENVILLE DALLAS DELAWARE,
                                             INC.

                                             By   /s/ S. Bradford Child
                                                -------------------------------

                                               Its ____________________________

                                             And By ___________________________

                                               Its ____________________________

State of California                     )
                                        )SS.
County of Los Angeles                   )


      On   1-4-93        , before me, ____________________________, personally
         ----------------
appeared Steve Y. Kim and Frederic T. Boyer, personally known to me (or proved to me on the basis of satisfactory evidence) to be the persons whose names are subscribed to the within instrument and acknowledged to me that they executed the same in their authorized capacities, and that by their signatures on the instrument the entity on behalf of which the persons acted executed the instrument.

WITNESS my hand and official seal.

Signature:    /s/ Janice S. Parvin      (Seal)
           -------------------------




State of Minnesota                      )
                                        )SS.
County of Hennepin                      )



      On ________________, before me, _____________________________, personally appeared __________________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument the entity on behalf of which the person acted executed the instrument.

WITNESS my hand and official seal.

Signature: _________________________    (Seal)

State of California                     )
                                        )SS.
County of  SAN MATEO                    )
          -----------

      On   JAN 13, 1993  , before me,       ANNE MOK               , personally
         ----------------             -----------------------------
appeared      S. BRADFORD CHILD    , personally known to me to be the persons
         --------------------------
whose names are subscribed to the within instrument and acknowledged to me that they executed the same in their authorized capacities, and that by their signatures on the instrument the entity on behalf of which the persons acted executed the instrument.

WITNESS my hand and official seal.

Signature:    Anne Mok                  (Seal)
           -------------------------